UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant's telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1.	(a) REPORTS TO STOCKHOLDERS.

Small Company Fund

Investor Shares (BCSIX)
(CUSIP Number 115291833)
Institutional Shares (BCSSX)
(CUSIP Number 115291403)

Mid Company Fund

Investor Shares (BCMSX)
(CUSIP Number 115291809)
Institutional Shares (BCMIX)
(CUSIP Number 115291783)

International All Company Fund

Investor Shares (BCIIX)
(CUSIP Number 115291858)
Institutional Shares (BCISX)
(CUSIP Number 115291767)

International Small Company Fund

Investor Shares (BCSVX)
(CUSIP Number 115291742)
Institutional Shares (BCSFX)
(CUSIP Number 115291759)

Annual Report

March 31, 2024

Annual Report | March 31, 20241

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Since the middle of 2020, the Small Company Fund has suffered through a prolonged period of horrible results. Our distinctive investment style often leads to large performance divergences from the benchmark. As you can see from the table below of historical rolling returns, in 63% of the 122 rolling 1-year periods since our inception in 1993, this divergence has been favorable; we have outperformed. Not this fiscal year, unfortunately. For the year ended March 31, 2024, the Small Company Fund (Investor shares) returned 9.83%, 10.52 percentage points behind the 20.35% return for the Russell 2000® Growth Index. In fact, the current period of extended underperformance has caused our 3-year, 5-year and 10-year returns to fall behind the benchmark. The table shows that such divergence is quite rare for the longer periods, but it is painful nonetheless.

Small Company Fund Rolling Returns

	Quarter	1-Year	3-Year	5-Year	10-Year
% Periods Outperforming the Russell 2000® Growth Index	55%	63%	75%	75%	99%
Number of Periods	125	122	114	106	86

Source: CFS
Notes: Returns are calculated back to first quarter of 1993.

To put our underperformance in context, let’s review the aspects of our investment process that lead to the variability of our returns, positive and negative. We concentrate our efforts on identifying Exceptional Growth Companies (EGCs) with durable revenue growth, sustainable competitive advantages and differentiated products and services that save time, lives, money and headaches, or that provide exceptional value to consumers. We seek four investment criteria for EGCs: durability of revenue growth; defensibility of market presence; deliverability of growth plan; and profitability to fuel and sustain earnings growth. Informed by our research, we have the patience to let growing companies grow and the tolerance to stick with them when they temporarily stumble. A long-term viewpoint is fundamental to our success. We believe that the early identification of EGCs, combined with the patience and tolerance to hold them for years or decades, can sometimes generate returns that are multiples—as opposed to percentages—of invested capital.

Benchmark-agnostic

Although many portfolio managers describe themselves as benchmark-agnostic, we truly are. We make no portfolio decision based on anything to do with the composition, weightings, sectors or performance of a benchmark. Instead, we are 100% bottom-up, spending our time researching EGCs, not analyzing indexes. Given our approach, we think spending time analyzing indexes would distract us from researching companies and constructing portfolios. As benchmark-agnostic managers, we find discussions of traditional performance attribution, portfolio statistics and characteristics to be off-topic, as we do not use any of that in our investment process. Instead, we encourage clients to stay focused on the pertinent aspects of how we actually invest.

That said, this fiscal year there was inescapable attention on one AI-related company, Super Micro Computer (SMCI), which makes servers that hold Nvidia’s graphics processing units. Supermicro’s stock price increased a whopping 848% during the year ended March 31, 2024. Supermicro is the largest-weighted holding in the Russell 2000® Growth Index, and alone accounted for 3.75% of the index’s 20.35% return for the year. Needless to say, it is highly unusual for one company to comprise so much of the performance of a diversified index. Importantly, Supermicro is not a company we could have purchased. The company generated close to $12 billion in revenue in the last 12 months, far above our current maximum revenue threshold of $500 million for new purchases. In fact, when Supermicro came public in March 2007, it was already too large for our portfolio as it had prior fiscal year revenue of more than $300 million, which exceeded our revenue limit at the time of $250 million. Now, the company is so large that it moved into the S&P 500 Index at the end of the first quarter. In total, not owning this name accounted for 48% of the Fund’s relative underperformance this fiscal year, and was the largest detractor to our relative performance.

Long-term

We aim to hold investments three to five years or even longer. Because it is inherently more difficult to look so far out into a company’s future, we want to make sure that the EGCs that do make it into our portfolio have what we believe to be significant long-term upsides. After all, we know a lot can happen to a company in three to five years, and we are going to get some companies wrong. Our philosophy is to uncover EGCs early in their life cycles and to patiently hold them for years or even decades, so we can enjoy all of the upside as they grow. This approach also comes with all the downside of being early, namely company stumbles. Armed with a deep understanding of company fundamentals, we have the tolerance to look past these stumbles in order to benefit from stock appreciation once the EGC finds stable footing. All told, we believe our long-term perspective, which allows us to look beyond short-term stock price volatility, has been instrumental to our successful long-term track record.

Our unwavering view on the long term sometimes puts us out of step with clients, who frequently ask for bullet points summarizing the macro or market drivers of short-term returns. As any reader of our quarterly Commentaries knows, we seldom talk much about the macro environment, as it has little to do with our process or how we manage the Fund.

2www.browncapital.com

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Concentrated

We hold a concentrated portfolio of EGCs. As of March 31, 2024, the Fund held 40 positions. As a result of this concentration, individual companies can have a significant impact on performance, with one or two contributors often boosting returns or one or two detractors really dragging down returns. That was certainly the case this fiscal year, as the three biggest detractors to performance in the Fund comprised just under half of our 10.52 percentage point shortfall.

Given our benchmark-agnostic, long-term and concentrated approach, we outperform or underperform based on the companies we own. As a result, let’s discuss the portfolio through the lens of company fundamentals.

Performance: Contributors

AppFolio (APPF) and Datadog (DDOG) were among the top contributors to performance during the fiscal year ended March 31, 2024.

AppFolio provides cloud-based content management software to U.S. property managers. AppFolio streamlines and enhances the mostly manual rental process, saving clients time, money and headaches. AppFolio provides small and midsized managers with a wide range of user-friendly solutions, seamlessly and in a single platform. AppFolio is growing by adding new solutions and attracting larger clients. In contrast, the company’s largest competitors address larger clients and have older, legacy products or a patchwork of acquired solutions that are difficult to integrate. AppFolio clients manage 8.2 million rental units in the U.S., which is about a 10% market penetration. Given AppFolio’s low market share, we see a long runway for growth.

In January 2024, AppFolio reported stronger-than-expected fourth quarter and fiscal year 2023 results. Fourth quarter revenue grew 39% year over year while fiscal year revenue grew 31%. The strong revenue growth was driven by 13% rental unit growth, 7% customer growth, growth in average revenue per user and an increase in payments utilization. The company returned to GAAP profitability after two years of higher-than-normal investments. These strong results contributed to the recent stock price outperformance.

Datadog is a leading SaaS-based IT-monitoring and analytics platform that automates the real-time monitoring of infrastructure, application performance and networks. This enables Datadog’s customers to quickly identify and address performance issues in their networks. While competitors only provide a siloed view of cloud infrastructure, applications, logs or networks, Datadog is differentiated by providing a unified view across all these areas via a visual interface configured to the needs of individual users. The technology saves time, money and headaches by driving collaboration among development, operations and business teams; accelerating time-to-market of new software; reducing the time needed to resolve problems; improving infrastructure efficiency; and enabling a better understanding of customer behavior.

In February 2024, Datadog announced financial results for the fourth quarter and calendar year 2023. Datadog management reported a return of demand after a weak year. As a result, Datadog’s share price soared 33% in the fourth quarter, and 71% for the fiscal year ending March 31, 2024. This made the company a top contributor to the Small Company Fund for both the fourth quarter and the fiscal year. We remain confident in Datadog’s long-term prospects due to its strong competitive positioning in infrastructure monitoring, its ability to gain market share and its pipeline of new products.

Performance: Detractors

Among the top detractors to performance for the fiscal year were Paycom Software (PAYC) and Helios Technologies (HLIO).

Paycom Software makes cloud-based human capital management software. Paycom’s product suite helps companies handle payroll, time and attendance, benefits, talent acquisition, performance management and compensation budgeting. Paycom provides a user-friendly solution across all functions in a single platform, enabling employees to easily update information themselves. Paycom is differentiated from competitors who often provide narrow-point solutions, which then require customers to integrate data across multiple systems, resulting in duplicative, outdated or inaccurate information. Paycom is adding to the functionality of its platform, which is attracting larger clients and expanding the company’s market opportunity.

Paycom underperformed in the year ended March 31, 2024, as its financial results disappointed during the third and fourth quarters of 2023 and the company provided lower-than-expected 2024 revenue guidance. We believe much of the revenue deceleration is due to management’s decision to drive greater adoption of Paycom’s new employee-driven payroll software called BETI, rather than cross-selling other products. Management believes greater client-employee usage of the BETI software should increase customer retention and ease the adoption of new products scheduled for release over the next two to three years. We think that Paycom’s revenue slowdown should be temporary, and the company remains on solid footing, with a strong balance sheet, profitability and innovation that is advancing the company’s competitive position longer term. We added to our position during the fiscal year.

Annual Report | March 31, 20243

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Helios Technologies designs and manufactures solutions for both the hydraulics and electronics markets. In the hydraulics market, the company provides screw-in hydraulic cartridge valves and manifolds that are used to control force, speed and motion. The hydraulics segment serves diverse markets including material handling, construction equipment, agriculture, specialized vehicles, energy and others. In the electronics market, the company provides electronic control, display and instrumentation solutions for recreational and off-highway vehicles, health and wellness products, and power-generation equipment. The company is capturing market share with existing products, introducing new products into the market, and acquiring complementary products.

During the fiscal year, Helios reported a string of financial results that were below expectations, including three quarters of negative sales growth. The results were driven by weaker demand due to inventory destocking by customers. In addition, some customers have become more cautious on placing orders. Given the negative growth the company has experienced over the last several quarters, we are reviewing our thesis for the company.

New Additions

We added five new holdings to the Fund during the fiscal year ending March 31, 2024: Shockwave Medical (SWAV), DoubleVerify Holdings (DV), EngageSmart (ESMT), Agilysys (AGYS) and Inspire Medical Systems (INSP).

Shockwave Medical is a medical-device company focused on treating calcified cardiovascular disease. The company’s flagship product, the Shockwave IVL Catheter, delivers sonic pressure waves to treat calcified plaque in the heart and peripheral arteries. Shockwave refers to this technology as intravascular lithotripsy (IVL), and it has the only IVL device on the market currently. The Shockwave IVL system is a minimally invasive, easy-to-use and safe way to break up severely calcified lesions to enable better blood flow. Calcified lesions are difficult to treat and lead to increased complications. By reducing the plaque, the device enables a doctor to deliver more effective and more durable treatment options.

We believe this EGC is capable of long-term revenue growth of 30% driven by the adoption of the IVL device. The company has less than 6% market penetration with just below $500 million in revenue and a total addressable market of $8.5 billion.

DoubleVerify Holdings provides a software platform for digital-advertising measurement, verification and analysis that enables companies and advertising agencies to display digital ads in a fraud-free environment, increasing the return on investment of digital ads. Digital advertising is the largest and the fastest-growing part of total advertising spending. DoubleVerify measures and verifies advertising across all channels and formats, including desktop, mobile, connected TV and social media, and enables customers to maximize their digital-marketing investments while avoiding ad fraud. Cybercriminals commit various forms of digital-ad fraud, such as creating fake websites with ad spaces, falsely manipulating the number of website clicks, and layering multiple ads on top of each other with only one ad visible to users. This results in fraudsters receiving payments for ad manipulation, while the advertisers experience financial loss and damage to their brand images. As an unbiased, transparent third-party, DoubleVerify allows advertisers to ensure their ads are safely displayed in the correct format, saving time, money and headaches. DoubleVerify is differentiated by its modern technology that provides more granular insights, its ability to address a wide variety of content platforms such as connected TV, and its scale.

We believe DoubleVerify is an EGC capable of 20%-plus revenue growth over the next several years. We see the company’s total addressable market in the range of $11 billion to $16 billion. With just over $450 million in revenue, the company’s market penetration is roughly 3% to 4%, giving it a long runway for growth.

EngageSmart is a payments and cloud-software provider that serves two distinct markets: enterprise, which is primarily government and utilities; and small and midsized businesses (SMB), which is mainly small wellness practices like mental health therapists. We initiated our position in EngageSmart on Oct. 2, 2023. Three weeks later, on Oct. 23, EngageSmart announced that it had agreed to be purchased by Vista Equity Partners for $23 per share in cash. This price represented a premium of more than 20% over the company’s unaffected stock price on Oct. 4, 2023, prior to the impact of takeout rumors. The acquisition closed on Jan. 26, 2024, making EngageSmart the shortest-lasting holding in our Fund’s history.

Agilysys is a leading provider of SaaS and on-premise software solutions to the hospitality industry. The company’s core solutions include point-of-sale (POS) software, property management software (PMS), and inventory and procurement (I&P) software. Agilysys also sells more than 25 add-on products, primarily in its core PMS. These products improve the experiences of both employees and guests of Agilysys’s customers, saving them time, money and headaches. Agilysys’s clients prioritize the seamless customer experience it provides across its broad portfolio of services. Historically, Agilysys has sold to casinos and managed food-service locations at universities, hospitals and other venues in the U.S. Now, the company is expanding into high-end resorts, hotels, cruise ships as well as internationally. Notable customers include Caesars, Carnival, Compass, Hershey, Hilton, Intercontinental, Marriott, MGM, Royal Caribbean and Vail Resorts.

Agilysys is delivering steadily accelerating revenue growth and improving profitability. With less than $200 million of revenue in its last fiscal year, and a large growing market opportunity that we estimate at more than $10 billion and growing in the high-single digits, we see a long runway for growth.

4www.browncapital.com

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Inspire Medical Systems provides a minimally invasive solution for patients with moderate to severe Obstructive Sleep Apnea (OSA). Inspire has the first FDA-approved neurostimulation technology in the U.S. that stimulates tongue muscles to create a clear breathing airway while sleeping. Inspire’s device is a small generator connected to a respiratory-sensing lead and a stimulation lead that are implanted in the user during a 90-minute outpatient procedure. OSA is the most common form of sleep apnea which causes closed breathing airways and paused breathing during sleep. Left untreated, OSA can cause a lack of energy, headaches and daytime sleepiness and has links to many comorbidities such as cardiovascular disease and Type 2 diabetes. The current standard treatment for OSA patients is Continuous Positive Airway Pressure (CPAP) machine therapy. However, many CPAP patients are non-compliant due to their dislike of wearing CPAP masks and equipment. Inspire’s therapy has become an effective alternative. Inspire is differentiated as its neurostimulation is synchronized with the user’s breathing patterns, rather than providing constant stimulation, reducing tongue fatigue. This OSA solution has the potential to save lives, in addition to time, money and headaches.

We think Inspire should generate 20%-plus annual revenue growth over the next several years. We think the company’s total addressable market is around $21 billion. With the company’s low market penetration, we think there is a long runway for growth.

Deletions

We deleted seven companies from the Fund during the fiscal year ended March 31, 2024: Cardiovascular Systems, NextGen Healthcare, Proto Labs, Balchem, EngageSmart, Alteryx and QuidelOrtho.

Cardiovascular Systems sells medical devices that treat advanced stages of arterial disease. The company’s flagship technology, the Orbital Atherectomy System (OAS), helps remove calcified plaque deposits that have accumulated in arterial vessels. We first purchased the company back in March 2017 as an investment in the company’s ability to drive adoption of its OAS technology. The presence of heavy, circumferential calcification located in small arteries below the knee and in the heart creates complications for traditional forms of revascularization (removing plaque from clogged arteries). Lack of effective therapy for treating these complex cases has led many interventional cardiologists to seek alternative treatment strategies, such as plaque modification using an atherectomy device, like that offered by Cardiovascular Systems.

On Feb. 8, 2023, the company agreed to be acquired by Abbott Laboratories (ABT) for $20 per share, representing a 47% premium from the previous closing price of $13.58. The deal closed during the second quarter of 2023.

NextGen Healthcare provides healthcare-information-focused software and services to clients in the ambulatory-care market from small, single-specialty practices to larger, multispecialty organizations. Ambulatory care refers to medical services performed on an outpatient basis, without admission to a hospital.

We originally invested in the company back in May 2005, for the company’s practice management (PM) and electronic health record (EHR) software for smaller hospitals and physician practices. The company benefitted from the passage of the Affordable Care Act in 2010, which promoted the adoption and use of EHRs. This transition saturated the EHR market with additional competitive offerings. As a result, the company has seen and will continue to see limited growth from its core EHR/PM products. Given the changing competitive landscape, the company then attempted to drive revenue growth through revenue-cycle management, and niche products such as behavioral health and analytics. These new products failed to reaccelerate revenue growth and as a result we sold the company from the Fund in the second quarter of 2023.

Proto Labs is a global provider of custom-manufactured parts using a range of technologies including injection molding, computer numerically controlled (CNC) machining, sheet metal processing, 3D printing and others. Through the combination of specialized software, digital techniques in factory automation and extensive manufacturing experience, Proto Labs can often produce low-volume parts faster and cheaper than traditional manufacturers. Proto Labs’s customers are design engineers or product developers in industries as diverse as medical, automotive, lighting, aerospace, technology, consumer products, electronics and others.

We initially invested in Proto Labs in 2014. In subsequent years, the company’s growth was driven by increasing the number of product-developer customers, revenue per customer and the size, breadth and complexity of products the company could manufacture. However, Proto Labs recently made a number of acquisitions that it has failed to effectively integrate, and that have caused significant disruption within the company. Additionally, increased competition in recent years has hurt Proto Labs. These factors have resulted in lower-than-expected revenue growth, reduced profitability and dimmer prospects for future growth. As a result, we sold Proto Labs out of the portfolio in the third quarter of 2023.

Balchem develops and markets specialty-performance ingredients and products for the food, animal-feed, medical-sterilization and industrial markets. The company’s largest business segment, Human Nutrition & Health, includes food and beverage ingredients that deliver nutrients in multiple formulations. Balchem’s microencapsulation (essentially, enclosing compounds in a stable shell for time-release), powder and flavor systems enhance sensory attributes and provide nutritional benefits. The company also produces human-grade choline, which is added to vitamins and other foods as a nutritional supplement. Balchem’s second-largest segment, Animal Nutrition & Health, uses a similar encapsulation process to deliver nutrients primarily to cows, poultry and swine, increasing dairy milk production and improving animal health and growth.

Annual Report | March 31, 20245

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Balchem is a great example of a company that has matured during our holding period. We initially invested in Balchem in 2006. The company grew from $101 million in revenue and $12 million in net income in 2006 to $942 million in revenue and $105 million in net income in 2022. However, as the company approaches $1 billion in revenue, some of its products are experiencing slower growth in recent years, and forward projections are for growth in the single digits. Due to its reduced growth prospects, we decided to sell Balchem out of the portfolio in the third quarter of 2023.

EngageSmart is discussed in the Additions section above.

Alteryx provides comprehensive self-service data-analytics software to data scientists and business analysts. They use the software for finding and sharing data, preparing and blending it, performing a variety of analyses, sharing insights, and automation, all without the need for coding. On Dec. 13, 2023, Alteryx agreed to be acquired by private equity firms Clearlake Capital and Insight Partners for $48.25 per share, representing a 59% premium from Sept. 5, 2023, when media reports of a transaction began circulating. The deal closed on March 19, 2024, and the company left the portfolio.

QuidelOrtho has historically sold rapid diagnostic-testing solutions to physician offices, hospitals, clinical laboratories and reference laboratories. These diagnostic solutions detect infectious diseases, cardiovascular diseases, women’s health conditions, gastrointestinal diseases and autoimmune diseases. In late 2021, Quidel acquired a larger company, Ortho Diagnostics, to become QuidelOrtho. Ortho Diagnostics was founded 80 years ago as part of Johnson & Johnson and focuses on slower-growing businesses, including immunoassays, clinical chemistry and transfusion medicine. We believe the Ortho acquisition has changed the growth profile of the company and as such we decided to sell the company out of the portfolio in the first quarter of 2024.

Firm Update

On May 1, 2023, Brown Capital reopened the Small Company Fund to new investors after a decade of it being closed. In addition, on March 31, 2024, we reopened the separately managed account (SMA) vehicle of our Small Company strategy to new investors. We are committed to capping the net new inflows for the strategy at a total of $2 billion from our May 1, 2023, announcement date, at which point we intend to soft close both the SMA and mutual fund vehicles again, depending on market conditions.

On July 1, 2023, Brown Capital celebrated our 40th anniversary, making it appropriate to reflect on just how far the firm has come. Today, Brown Capital is one of the oldest and most respected African American-founded firms in the industry, with $10 billion in assets under management. We have 37 employees, most of whom have been with the firm for years or decades. Encouraging such stability, our firm’s equity ownership is structured as an Employee Stock Ownership Plan, which gives all employees with at least a year of service meaningful long-term equity stakes in the firm. Our firm and our professionals serve as leaders in the community, supporting a large number of important nonprofit organizations and causes. We are honored to mark 40 years of following the original vision of our founder, Eddie Brown.

Our International Team saw two departures in the third quarter of 2023. Kabir Goyal left the firm in July and Dan Boston did the same in September, each to pursue unrelated opportunities. Brown Capital acknowledges the disruption this may have caused our clients in our international strategies. Since the departures, members of the Mid Company Team have been working with the International Team by providing research coverage of existing international names, while continuing their work on the Mid Company strategy. CEO and acting International Team Leader Keith Lee expects to announce the final structure of the International Team in the months to come.

Finally, on Jan. 1, 2024, we appointed Damien Davis, CFA, to be our chief investment officer, inheriting the role from CEO Keith Lee. This announcement is the second of two appointments that Keith said he would make when he became CEO in January 2022. The first was the appointment of Robert Young III to President in January 2023.

Thank you for your continued support of Brown Capital.

6www.browncapital.com

The Brown Capital Management Small Company Fund

March 31, 2024 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2014. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purpose only.

Performance (as of March 31, 2024)

	Average Annual Total Returns				Since Inception 12/31/92	Total Annual Fund Operating Expenses
	1 Year	3 Year	5 Year	10 Year
The Brown Capital Management Small Company Fund -
Investor Class	9.81%	-8.85%	2.24%	7.73%	10.86%	1.28%
The Brown Capital Management Small Company Fund -
Institutional Class	10.03%	-8.69%	2.43%	7.94%	10.95%	1.08%
Russell 2000® Growth Index	20.35%	-2.68%	7.38%	7.89%	7.70%
Morningstar Small Growth Category	17.91%	-2.21%	8.35%	8.26%	4.15%
SCF-Investor Percentile Ranking vs
Total Funds in M-Star Small Growth Category	89/582	91/566	98/549	77/518	N/A
SCF-Institutional Percentile Ranking vs
Total Funds in M-Star Small Growth Category	87/582	90/566	97/549	70/518	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2023. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay in Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 20247

The Brown Capital Management Small Company Fund

March 31, 2024 (Unaudited)

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater risk than investment in other mutual funds that seek capital growth by larger domestic companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for period prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been difference. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Small Growth Category - Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales,book value and cash flow) and high valuations(high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate,complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

8www.browncapital.com

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 97.90%

27.30%	Business Services
	Ansys, Inc.(A)	214,049	$74,309,251
	Clearwater Analytics Holdings, Inc.(A)	1,552,388	27,461,744
	DoubleVerify Holdings, Inc.(A)	923,734	32,478,487
	Enfusion Inc.(A)(B)	5,192,763	48,033,058
	Guidewire Software, Inc.(A)	900,186	105,060,708
	nCino, Inc.(A)	1,426,413	53,319,318
	Paycom Software, Inc.	435,496	86,668,059
	PROS Holdings, Inc.(A)	416,322	15,124,978
	Q2 Holdings, Inc.(A)	1,032,041	54,244,075
	Tyler Technologies, Inc.(A)	218,908	93,038,089
			589,737,767

6.32%	Consumer Related
	Agilysys, Inc.(A)	33,562	2,827,934
	Alarm.com Holdings, Inc.(A)	1,427,416	103,444,837
	Olo, Inc.(A)(B)	5,528,657	30,352,327
			136,625,098

9.96%	Industrial Products & Systems
	Cognex Corp.	1,712,023	72,624,016
	Energy Recovery, Inc.(A)	2,396,529	37,841,193
	Helios Technologies, Inc.	1,082,346	48,370,043
	Vicor Corp.(A)	476,870	18,235,509
	Xometry, Inc.(A)	2,258,031	38,138,144
			215,208,905

21.40%	Information/Knowledge Management
	AppFolio, Inc.(A)	491,172	121,191,779
	Datadog, Inc. Class A(A)	905,734	111,948,722
	Manhattan Associates, Inc.(A)	451,201	112,904,026
	Smartsheet, Inc.(A)	1,902,682	73,253,257
	Workiva, Inc.(A)	508,238	43,098,582
			462,396,366

30.48%	Medical/Health Care
	10x Genomics, Inc.(A)	1,249,511	46,894,148
	Bio-Techne Corp.	1,175,516	82,744,571
	Cytek Biosciences, Inc.(A)	4,548,308	30,519,147
	Glaukos Corp.(A)	955,491	90,093,246
	Inari Medical, Inc.(A)	273,963	13,144,745
	Inogen, Inc.(A)	542,537	4,378,274
	Inspire Medical Systems, Inc.(A)	31,948	6,862,111
	Ironwood Pharmaceuticals, Inc.(A)	787,179	6,856,329
	OrthoPediatrics Corp.(A)(B)	1,220,141	35,579,311
	Repligen Corp.(A)	518,665	95,392,867

Annual Report | March 31, 20249

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 97.90% (continued)
30.48%	Medical/Health Care (continued)
	Shockwave Medical, Inc.(A)	38,447	$12,519,497
	Tandem Diabetes Care, Inc.(A)	257,832	9,129,831
	Veeva Systems, Inc. Class A(A)	492,882	114,195,831
	Vericel Corp.(A)	2,115,739	110,060,743
			658,370,651

2.44%	Miscellaneous
	CryoPort, Inc.(A)	2,364,090	41,844,393
	Neogen Corp.(A)	690,252	10,892,176
			52,736,569

97.90%	Total Common Stocks (Cost: $1,178,878,662)		2,115,075,356

SHORT TERM INVESTMENT - 2.27%
	First American Treasury Obligations Fund - X Class 5.22%(C) (Cost: $49,017,815)	49,017,815	49,017,815

WARRANTS - 0.00%
0.00%	Health Care
	Abiomed, Inc. - CVR(A)(D)	475,722	—
0.00%	Total Warrants (Cost: $-)		—

100.17%	Total Investments (Cost: $1,227,896,477)		2,164,093,171
(0.17%)	Liabilities in excess of other assets		(3,734,665)
100.00%	Net Assets		$2,160,358,506

(A)Non-income producing

(B)Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.

(C)Effective 7 day yield as of March 31, 2024

(D)The warrant is a Level 3 security. See Note 1.

CVR - Contingent Value Rights

Summary of Investments by Sector
Sector	Percentage of Net Assets		Value
Medical/Health Care	30.48%		$658,370,651
Business Services	27.30%		589,737,767
Information/Knowledge Management	21.40%		462,396,366
Industrial Products & Systems	9.96%		215,208,905
Consumer Related	6.32%		136,625,098
Miscellaneous	2.44%		52,736,569
Short Term Investment	2.27%		49,017,815
Liabilities in excess of other assets	(0.17%	)	(3,734,665)
TOTAL	100.00%		$2,160,358,506

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

See Notes to Financial Statements

10www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

The fiscal year ending March 31, 2024, can be characterized as a tug-of-war between a complicated macroeconomic environment and the fundamentals of our portfolio companies in the Mid Company Fund. Among the macro factors, the future direction of interest rates seemed to preoccupy investors most. In total, the Fed has raised interest rates 11 times since March 2022, with the final two hikes occurring during this fiscal year, in May 2023 and July 2023. Since then, investors have been expecting multiple cuts in interest rates in 2024, but stronger-than-expected inflation data recently has thrown those expectations into doubt. In fact, the quarter ended March 31, 2024, brought back unpleasant memories of the year 2022, when higher interest-rate expectations generally hurt valuations of long-duration assets like the stocks of the Exceptional Growth Companies (EGCs) we own in the Fund. For the fiscal year as a whole, though, growth-oriented stocks generally moved higher on optimism that the economy will experience a soft landing. In total, the Mid Company Fund (Investor shares) returned 16.82% for the fiscal year, a disappointing 9.46 percentage points behind the impressive 26.28% return of the Russell Midcap® Growth Index.

Despite an economic landscape that was challenging to valuations in 2023, our portfolio companies demonstrated strong growth, with the average company increasing sales by 10% in 2023. As we look to 2024, the weighted-average consensus estimate for sales growth rate for the Mid Company Fund is 14%, which we view as extremely attractive relative to a U.S. economy that the Federal Reserve expects to grow 4.5% on a nominal basis. Eventually, company valuations will stabilize, and we are optimistic that the superior sales and earnings growth of our portfolio companies can drive market outperformance.

At Brown Capital, we do not attempt to forecast interest rates, inflation or other macroeconomic events. Instead, we perform bottom-up, fundamental research to assess the profitability, revenue and earnings growth of each of our EGCs three to five years out. We believe that EGCs save time, lives, money and headaches, or provide an exceptional value to consumers. EGCs often solve mission-critical problems, provide products and services that are hard to replicate, and have strong competitive advantages, making them sustainable investments over several years. In our opinion, EGCs are best-in-class and often have significant intellectual property or immensely valuable brands. In most cases, their products and services have large and growing addressable markets, and they are increasing their market share, with the ability to expand into adjacent markets. In our experience, these attributes often result in significant returns in the long term, even if short-term performance can be disappointing.

Consider an investment such as Tractor Supply (TSCO), which is among our longest-held companies in the Fund. The company is one of the largest farm and ranch supply retailers in the U.S., offering a broad assortment of products that cater to professionals and those who enjoy the rural lifestyle. Since it was first purchased in the Fund in 2005, the company has expanded significantly from approximately 550 stores to more than 2,430 stores today. Along the way, the management team made many thoughtful decisions, including broadening the category assortment by emphasizing pet care, expanding recurring-revenue consumables products, launching the successful Neighbors Club rewards program, and leveraging superior supply-chain capabilities to gain market share from smaller mom & pop stores.

Like the Mid Company Fund in general, Tractor Supply’s growth has not been in a straight line, and there have been some bumps in the road. Notably, from 2013 through 2017, the company’s share price was flat for an extended period as the company faced concerns regarding e-commerce threats and an unusually protracted period of weakness in agricultural, commodity and energy markets. The advantages of our long-term investment horizon were demonstrated during 2014 through 2016 when we purchased shares at a weighted average cost of $63.22. The company subsequently navigated online threats by developing first-class internal e-commerce and omnichannel capabilities. In fact, online know-how has grown to be a source of differentiation for the company, with 20% of sales coming from the mobile app currently. In addition, business weakness, while significant, proved temporary, and the company’s emphasis on consumables helped to mitigate the impact. Ultimately, patience and tolerance during this uncertain period were rewarded, and the company’s share price has increased by 31 times initial invested capital.

Tractor Supply is just one example of the EGCs we hold in the Mid Company Fund, but it shows the power of our long-term perspective. We are excited by the EGCs in the Fund, and we think that shareholders who share our patience and tolerance will be rewarded going forward.

Performance: Contributors

Among the top contributors to performance this fiscal year were Shopify (SHOP) and Manhattan Associates (MANH).

Shopify is the second-largest cloud-based e-commerce software platform in the U.S., with 10% market share. Shopify provides upstarts and Fortune 500 companies alike with turnkey solutions to help individuals and businesses run their online stores. The range of services includes web design, inventory management, payment processing, analytics and reporting, among others. We believe the company is the most attractive alternative to Amazon and has an addressable market greater than $150 billion.

Shopify released strong results in 2023, growing revenue by 26% with meaningful margin expansion. Notably, Shopify decided to divest its in-house fulfillment and logistics business which previously put significant pressure on margins. Additionally, competitive concerns from Amazon’s “Buy With Prime” initiative that launched in April 2022 also abated. The feature allows merchants selling outside of Amazon to access its fulfillment network and enjoy Prime benefits such as free deliveries and returns, posing a threat to Shopify’s payment-processing revenue. Instead of duking it out, Shopify and Amazon reached a partnership agreement in September 2023 that preserves customer choice and keeps Shopify’s payment revenues intact. With these key concerns in the rear-view mirror, Shopify should have a clear path to double-digit revenue growth and margin expansion for several years.

Annual Report | March 31, 202411

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Manhattan Associates provides supply-chain execution software for warehouse management, transportation management, inventory, planning and scheduling, as well as integrated logistics. The company’s mission-critical tools play a pivotal role in allowing its customers to deliver a seamless shopping experience across physical stores, online platforms and mobile devices, ensuring rapid delivery and hassle-free returns, which are crucial to their operations. In 2017, Manhattan began a multiyear investment to update its platform for the cloud, and management’s execution has been excellent. The company’s cloud offering provides superior access to innovation, with updates every 90 days vs. every five years with on-premise software. One of the company’s newer solutions, Point of Sale (POS), is further expanding the company’s growth opportunity into store management with a single platform that provides all in-store selling and fulfillment tools.

During the year ended March 31, 2024, Manhattan’s strong share-price performance was driven by a healthy demand environment and cloud deployments. In 2023, revenue increased 21% year over year with cloud-subscription growth even stronger at 44%. GAAP operating margins reached 22.6%, which represented an expansion of 270 basis points year over year and meaningfully exceeded consensus expectations. In addition, the company’s remaining performance obligation (RPO), a leading indicator of future revenue growth akin to backlog, increased 36% year over year. Management also issued strong 2024 guidance for revenue, margins and earnings per share. The company’s POS initiative, which could double the size of Manhattan’s total addressable market, is seeing early success, with 22 customers already signed up. Due to the company’s differentiated value proposition for customers, strong execution and pipeline of new products, we expect Manhattan to grow revenue and profitability for many years into the future.

Performance: Detractors

Among the top detractors to performance this fiscal year were Paycom Software (PAYC) and Insulet (PODD).

Paycom Software makes cloud-based human-capital-management software. Paycom’s product suite helps companies handle payroll, time and attendance, benefits, talent acquisition, performance management and compensation budgeting. Paycom provides a user-friendly solution across all functions in a single platform, enabling employees to easily update information themselves. Paycom is differentiated from competitors who often provide narrow-point solutions, which then require customers to integrate data across multiple systems, resulting in duplicative, outdated or inaccurate information. Paycom is adding to the functionality of its platform, which is attracting larger clients and expanding the company’s market opportunity.

During the year ended March 31, 2024, Paycom underperformed, as it reduced its outlook for near-term sales growth. We believe much of the revenue-growth deceleration is due to management’s decision to drive greater adoption of Paycom’s new employee-driven payroll software called BETI, rather than cross-selling other products. Management believes greater client-employee usage of the BETI software should increase client retention and ease the adoption of new products scheduled for release over the next two to three years. We think that the revenue slowdown should be temporary, and that Paycom remains on solid footing, with a strong balance sheet, profitability and innovation that is advancing the company’s competitive position longer term. We added to our Paycom position several times during 2023.

Insulet develops and manufactures its proprietary tubeless insulin-infusion system, the Omnipod System, which is wearable, waterproof and disposable. Insulet recently launched the Omnipod 5 with the first tubeless Automated Insulin Delivery (AID) system in the U.S. We believe that with AID and distribution through pharmacies, Insulet is well-positioned to take greater share in the $3.8-billion global insulin-pump market in the coming years.

The big medical news of 2023 was the clinical trials of the blockbuster drugs called GLP-1 (glucagon-like peptide 1) agonists that improve blood-sugar control for patients with Type-2 diabetes—Insulet’s target market—and induce weight loss. These trials resulted in a major sell-off of Insulet’s shares. Diabetes drugs in the GLP-1 agonist class are generally taken by means of a daily or weekly injection. When blood-sugar levels rise after someone eats, these drugs stimulate the body to produce more insulin, helping Type-2 diabetes patients. That said, it is not entirely clear how the GLP-1 drugs lead to weight loss. Doctors do know that GLP-1s appears to help curb hunger. These drugs slow the movement of food from the stomach into the small intestine. As a result, patients may feel full faster and longer, so they eat less. Obesity is one of the contributing factors to diabetes and there is concern that GLP-1 drugs will reduce Insulet’s total addressable market. Even when we run forecasts of the U.S. obesity rate falling by 70% in response to these drugs, we still see the near-term $3.8 billion market opportunity as unchanged. However, we now assume the addressable patient population is relatively flat over the next decade whereas we previously assumed the addressable patient population would grow 1.0% to 1.5% annually.

Insulet reported impressive sales and profits throughout 2023, despite the competitive concerns of GLP-1s. We think Insulet still has plenty of opportunity to grow. There is a massive, growing and unmet need for treatment for people with Type-2 diabetes around the world. Pump penetration is in the low-to-mid single digits. We think Insulet’s Omnipod should win significant share of the market because of its simplicity and patient access to the product in pharmacies. After all, the GLP-1 class of drugs has co-existed with insulin for nearly a decade. Many patients who use Omnipod 5 also use a GLP-1 and still get immense benefits from the Omnipod 5. Also, Omnipod 5 is starting to gain traction internationally. The monthly payment model (as opposed to paying for a year upfront with competitors’ devices) is seemingly driving the acceleration in new patients, specifically from multiple daily injection (MDI) users. We have added to our position on weakness in the share price. Although we are confident in our thesis, we are closely monitoring the impact of GLP-1 drugs and how they may impact Insulet’s growth.

12www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

New Additions

There were two additions to the Fund during the year ended March 31, 2024: RBC Bearings (RBC) and Fair Isaac Corporation (FICO).

Founded in 1919, RBC Bearings is a manufacturer of highly-engineered precision bearings, gearings and engineering components used in aircraft and industrial machinery to reduce friction, transfer motion and control pressure. The company has a diverse and balanced customer base, including the U.S. Department of Defense, Boeing, Airbus, Lockheed Martin, Caterpillar, Stanley Black & Decker, Komatsu and many others. In contrast to other manufacturers of high-volume commodity products, RBC has a reputation as a premium provider of highly technical, specialized products that are designed into its customers’ systems. The majority of RBC’s sales are from sole-source and proprietary products. These products are often a small portion of a total system’s cost, yet they are essential to its operation, which enables the company to earn above-average industry margins in our view. RBC is known for its world-class execution and has grown sales 10% a year over the past 26 years. The company’s wide-ranging revenue drivers include end-market growth, market-share gains, increasing content per system, new products, pricing power and acquisitions. In late 2021, the company made its largest acquisition ever when it spent $2.9 billion to acquire Dodge, a 140-year-old industrial manufacturer of mounted bearings, gearings, industrial IOT (Internet of Things) sensors and other mechanical components. In addition to providing considerable synergy opportunities, the Dodge acquisition doubled the company’s total revenue, doubled the industrial mix to 70%, and more than doubled the mix of recurring-revenue aftermarket sales to 55%. Going forward, we believe RBC’s expanding portfolio of critical engineered products and broadening market reach provide the company with a large and durable growth opportunity.

Fair Isaac Corporation is a leading analytics and software company. The company’s proprietary FICO Score serves as the gold standard for analyzing consumer-credit risk. This scoring system is so integral to risk management that it is used in 90% of consumer-lending decisions in the U.S., and the FICO Score is synonymous with credit assessment. It is indispensable for a broad spectrum of financial players, including banks, insurers, auto dealers, credit-card issuers and investors. The FICO Score’s deep integration into both the financial system and minds of consumers underscores its critical importance for the operation of businesses in the U.S. credit ecosystem. Despite its pivotal role, the cost of obtaining a FICO Score—typically just a few dollars—is negligible compared to the overall costs of credit applications, such as mortgage-origination costs in the thousands of dollars or credit decisions involving millions, making the FICO Score an exceptional value. As a result of its entrenched role in the consumer-credit approval processes and strong value proposition, the company has substantial pricing power, high margins and strong cash flow.

The FICO Scores business is complemented by several software solutions that help financial-services companies manage risk and improve customer engagement. These offerings include several strong franchises that are central to mission-critical client operations, including the industry’s dominant credit-card fraud detection and account-management solutions. The company is also making a multiyear investment to shift from on-premise solutions to a more recurring and profitable Software-as-a-Service (SaaS) cloud business model with its integrated FICO Platform which is replacing Fair Isaac’s legacy software. Over the next three to five years, the company should grow organic sales at 10% or better annually, while margin expansion should generate even faster earnings-per-share growth. Over the longer term, the company’s dominant and defensible position should enable it to extend its leadership position in the credit-scoring and analytics industry, creating sustainable and recurring revenue growth for years.

Deletions

We sold two companies from the Fund in the year ending March 31, 2024: IPG Photonics (IPGP) and Expedia (EXPE).

IPG Photonics is a leading manufacturer of high-performance fiber lasers, which enable greater precision, higher productivity and more flexible production for industrial applications. Our thesis for owning the company was that fiber lasers would displace carbon dioxide lasers and traditional cutting tools, that the company would maintain its cost and quality advantages over competitors, and that the company would diversify into new end markets outside of materials handling. While fiber-laser penetration has increased, the company has been negatively impacted by Chinese competitors that eroded the company’s competitive position and created significant pricing pressure. In addition, despite efforts to expand into markets such as medical, entertainment and defense, IPG has struggled to make inroads outside of its core materials-handling business. Given these developments, we decided to sell the company out of the portfolio in the second quarter of 2023.

Expedia is the largest online travel agency (OTA) in the U.S., offering a wide range of travel products, including flights, hotels, car rentals, cruises and vacation packages. Our original thesis was that increasing penetration of online travel would provide solid growth and that significant margin expansion could be achieved. Since we first invested in Expedia eight years ago, there has indeed been a significant shift in travel spending toward online platforms, with penetration rates expanding considerably. While this aligns with our early expectations, the market for online travel is now much more penetrated, providing less opportunity for future growth. In addition, Expedia has been unable to meaningfully narrow the margin gap with its closest competitor, Booking Holdings, due to inconsistent execution and an unwieldy proliferation of brands within the company’s portfolio. Given the company’s more mature market position and its lagging margin performance, we decided to sell Expedia out of the Fund in the first quarter of 2024.

Annual Report | March 31, 202413

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Firm Update

On May 1, 2023, Brown Capital reopened the Small Company Fund to new investors after a decade of it being closed. In addition, on March 31, 2024, we reopened the separately managed account (SMA) vehicle of our Small Company strategy to new investors. We are committed to capping the net new inflows for the strategy at a total of $2 billion from our May 1, 2023, announcement date, at which point we intend to soft close both the SMA and mutual fund vehicles again, depending on market conditions.

On July 1, 2023, Brown Capital celebrated our 40th anniversary, making it appropriate to reflect on just how far the firm has come. Today, Brown Capital is one of the oldest and most respected African American-founded firms in the industry, with $10 billion in assets under management. We have 37 employees, most of whom have been with the firm for years or decades. Encouraging such stability, our firm’s equity ownership is structured as an Employee Stock Ownership Plan, which gives all employees with at least a year of service meaningful long-term equity stakes in the firm. Our firm and our professionals serve as leaders in the community, supporting a large number of important nonprofit organizations and causes. We are honored to mark 40 years of following the original vision of our founder, Eddie Brown.

Our International Team saw two departures in the third quarter of 2023. Kabir Goyal left the firm in July and Dan Boston did the same in September, each to pursue unrelated opportunities. Brown Capital acknowledges the disruption this may have caused our clients in our international strategies. Since the departures, members of the Mid Company Team have been working with the International Team by providing research coverage of existing and new international names, while continuing their work on the Mid Company strategy. CEO and acting International Team Leader Keith Lee expects to announce the final structure of the International Team in the months to come.

Finally, on Jan. 1, 2024, we appointed Damien Davis, CFA, to be our chief investment officer, inheriting the role from CEO Keith Lee. This announcement is the second of two appointments that Keith said he would make when he became CEO in January 2022. The first was the appointment of Robert Young III to President in January 2023.

Thank you for your continued support of Brown Capital.

14www.browncapital.com

The Brown Capital Management Mid Company Fund

March 31, 2024 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2014. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2024)

	Average Annual Total Returns				Since Inception 9/30/02	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
	1 Year	3 Year	5 Year	10 Year
The Brown Capital Management Mid Company Fund - Investor Class	16.82%	-1.25%	9.60%	7.39%	9.95%	2.06%	1.15%
The Brown Capital Management Mid Company Fund - Institutional Class	17.10%	-1.00%	9.86%	7.66%	10.11%	1.81%	0.90%
Russell Midcap® Growth Index	26.28%	4.62%	11.82%	11.35%	12.18%
Morningstar Mid-Cap Growth Category	23.27%	1.21%	10.61%	9.64%	9.56%
MCF-Investor Percentile Ranking vs Total Funds in M-Star Mid-Cap Growth Category	82/542	74/526	74/503	94/466	N/A
MCF-Institutional Percentile Ranking vs Total Funds in M-Star Mid-Cap Growth Category	82/542	74/526	70/503	92/466	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2023. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

Annual Report | March 31, 202415

The Brown Capital Management Mid Company Fund

March 31, 2024 (Unaudited)

The graph and table do not reflect the deduction of taxes that a shareholder would pay in Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell Midcap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

16www.browncapital.com

The Brown Capital Management Mid Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 99.78%
21.06%	Business Services
	Ansys, Inc.(A)	6,003	$2,084,001
	Bright Horizons Family Solutions(A)	12,237	1,387,186
	Envestnet, Inc.(A)	11,353	657,452
	Equifax, Inc.	9,699	2,594,677
	Fair Isaac Corp.(A)	623	778,507
	Five9, Inc.(A)	26,350	1,636,599
	Jack Henry & Associates, Inc.	9,674	1,680,664
	Paycom Software, Inc.	10,491	2,087,814
	Tyler Technologies, Inc.(A)	7,335	3,117,448
			16,024,348

5.67%	Consumer Related
	Chipotle Mexican Grill, Inc.(A)	830	2,412,619
	O’Reilly Automotive, Inc.(A)	271	305,927
	Tractor Supply Co.	1,537	402,264
	Ulta Beauty, Inc.(A)	2,289	1,196,872
			4,317,682

10.36%	Financial Services
	Broadridge Financial Solutions, Inc.	13,285	2,721,565
	Corpay, Inc.(A)	12,036	3,713,587
	MarketAxess Holdings, Inc.	4,950	1,085,288
	T Rowe Price Group, Inc.	2,971	362,224
			7,882,664

14.33%	Industrial Products & Systems
	Cognex Corp.	35,399	1,501,625
	Entegris, Inc.	16,892	2,374,002
	Fastenal Co.	4,023	310,334
	RBC Bearings, Inc.(A)	9,689	2,619,421
	Simpson Manufacturing Co., Inc.	12,265	2,516,533
	SiteOne Landscape Supply, Inc.(A)	9,071	1,583,343
			10,905,258

24.06%	Information/Knowledge Management
	Autodesk, Inc.(A)	12,183	3,172,697
	Bentley Systems, Inc. Class B	54,123	2,826,303
	Guidewire Software, Inc.(A)	18,868	2,202,084
	HubSpot, Inc.(A)	5,237	3,281,295
	Manhattan Associates, Inc.(A)	14,547	3,640,096
	Shopify, Inc. Class A(A)	41,297	3,186,890
			18,309,365

Annual Report | March 31, 202417

The Brown Capital Management Mid Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 99.78% (continued)
24.30%	Medical/Health Care
	Align Technology, Inc.(A)	9,769	$3,203,450
	Charles River Laboratories International, Inc.(A)	14,326	3,881,630
	Dexcom, Inc.(A)	22,107	3,066,241
	Edwards Lifescience Corp.(A)	16,760	1,601,586
	Insulet Corp.(A)	10,445	1,790,273
	Jazz Pharmaceuticals plc(A)	1,070	128,849
	Masimo Corp.(A)	3,275	480,934
	Omnicell, Inc.(A)	35,092	1,025,739
	Teladoc Health, Inc.(A)	4,421	66,757
	Veeva Systems, Inc. Class A(A)	13,126	3,041,163
	Zoetis, Inc.	1,249	211,343
			18,497,965

99.78%	Total Common Stocks (Cost: $55,084,297)		75,937,282

SHORT TERM INVESTMENT - 0.21%
	First American Treasury Obligations Fund - X Class 5.22%(B) (Cost: $158,920)	158,920	158,920

99.99%	Total Investments (Cost: $55,243,217)		76,096,202
0.01%	Other assets, net of liabilities		4,857
100.00%	Net Assets		$76,101,059

(A)Non-income producing

(B)Effective 7 day yield as of March 31, 2024

Summary of Investments by Sector
Sector	Percentage of Net Assets	Value
Medical/Health Care	24.30%	$18,497,965
Information/Knowledge Management	24.06%	18,309,365
Business Services	21.06%	16,024,348
Industrial Products & Systems	14.33%	10,905,258
Financial Services	10.36%	7,882,664
Consumer Related	5.67%	4,317,682
Short Term Investment	0.21%	158,920
Other assets, net of liabilities	0.01%	4,857
TOTAL	100.00%	$76,101,059

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

See Notes to Financial Statements

18www.browncapital.com

The Brown Capital Management International All Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

The fiscal year ended March 31, 2024, was a good one for international equity markets, with the MSCI EAFE Index up 15.90%. Moderating inflation, the end of interest rate hikes across most major economies, and signs of a soft landing provided a backdrop in which fundamentals were the primary driver of performance. That is the sweet spot for managers like us. The International All Company Fund (Investor shares) returned 21.29% for the fiscal year, 5.39 percentage points ahead of the index. Those impressive results are despite the uncertain geopolitical environment this fiscal year, which included the outbreak of the Israel-Hamas war, the protracted war in Ukraine and ongoing tensions between China and other nations.

In the International All Company Fund, we invest in a concentrated collection of what we call Exceptional Growth Companies (EGCs). EGCs save time, lives, money and headaches, or provide an extraordinary value to the consumer. These companies often provide goods and services that their customers consider essential or would rather not do without. When we are assessing whether a company qualifies as an EGC, we use four key investment criteria: durable revenue stream, defendable market position, deliverable growth plan and profitability to fuel growth. What we do not do is forecast interest rates, or inflation, or GDP in countries around the world. That is because we think EGCs have the wherewithal to grow even in challenging economic cycles.

Focus on fundamentals

To see why we think growth trumps macro in the long run, let’s look at an area in the International All Company Fund that sits right beneath two of the darkest clouds of recent years: higher interest rates and pressure on the consumer. REA Group is a real estate portal—an online listing that allows real estate agents to match sellers with potential buyers—based in Australia and first purchased in the Fund in 2020. Real estate portals rely on healthy consumers wanting to buy houses at affordable interest (i.e., mortgage) rates. These services are essential to agents and/or sellers, leading to durable revenue streams. REA’s addressable market is conceptually simple, equaling (# of houses sold) x (price of the houses) x (seller spend on advertising percent). REA is dominant in Australia with about 80% market share and extraordinary profitability. In the six months ended in December 2023, REA had adjusted operating margin of 53%, return on equity of 20%, and little to no debt on its balance sheet. This profitability affords REA the flexibility to invest in the business during uncertain times, including in customer experience. REA can also add commercial transactions and financial services. We think REA has a long runway of growth because it saves agents time, and it improves price discovery between buyers and sellers, among other services.

So how has REA performed during this difficult macro environment? REA grew revenue by 12% between 2021 and 2023 despite overall market-listing volume dropping 4% amid the rate hikes. The stock price declined by 9% in USD from March 2022 to March 2023 as investors became concerned about the real estate market, followed by a strong 31% increase from March 2023 to March 2024 as fundamentals proved to be resilient. Although EGCs are not immune to macro turbulence, they are resilient because their products and services are mission critical, allowing us to be patient as we wait for growth to compound.

Disruptive technology

One of the biggest developments globally this fiscal year was the explosive growth of generative artificial intelligence (GenAI), particularly ChatGPT. ChatGPT is a popular chat bot that allows humans to interact with a large language model (LLM). LLMs take a massive amount of data and generate new content, be it written work, images, music, etc. These LLMs have captured the attention of the financial markets, corporate CEOs and consumers alike. According to a July 2023 report by the World Economic Forum and McKinsey & Company, GenAI could add the equivalent of $2.6 trillion to $4.4 trillion to the global economy annually.

We invest bottom up, not thematically, but we are already seeing the impact of GenAI on a number of the EGCs in the International All Company Fund. Take SAP, an ERP software company, as an example. Its newly launched GenAI chatbot, Joule, uses real-world business-process data to automate tasks like drafting job descriptions or using prompts to guide employees in providing feedback. Another example is Shopify, a cloud-based provider of e-commerce solutions. Its AI assistant, Shopify Magic, helps merchants by automatically creating product descriptions that are optimized for search engines, saving time and headaches.

Israel-Hamas war

With the Hamas attack on Oct. 7, the world changed fast for Israel and the region. We are moved by the human toll and recognize the strong feelings about this conflict. In Israel, we own four holdings that represent about 8.9% of the portfolio, as of March 31, 2024. That includes two cybersecurity companies (CyberArk Software and Check Point Software Technologies), one advanced driver assistance systems (ADAS) company (Mobileye Global, discussed in the New Additions section below), and one cloud-based work-management platform company (Monday.com). We have found Israel to be a fount of innovation with a highly educated and skilled workforce. In certain sectors like cybersecurity and optical-pattern recognition, Israeli technology and innovation are unmatched globally. Our four companies have global operations with virtually all revenue generated outside of Israel. Three out of the four companies grew revenue in double digits for the calendar 2023 and all four grew earnings by double digits. Collectively, the four companies added 2.38 percentage points to Fund performance during the fiscal year.

Annual Report | March 31, 202419

The Brown Capital Management International All Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Team update

As you may be aware, our International Team evolved over the course of the fiscal year. In the third quarter of 2023, two portfolio managers, Kabir Goyal and Dan Boston, departed, each to pursue separate entrepreneurial opportunities. To fill the research gap, members of the Mid Company Team—Kayode Aje, Walt Pearson, Kwame Webb and Ed Zane—are working with the International Team by providing research coverage of existing names. As many clients are aware, strategies across Brown Capital all follow the same EGC investment philosophy and team approach, so the Mid Company Team knows our process well. This collaboration quickly proved to be a far better and more expedient solution than trying to hire and acclimate portfolio managers from outside the firm. We expect to finalize the go-forward composition of the International Team in the months ahead.

Performance: Contributors

Among the top contributors to performance in the year ending March 31, 2024, were Novo Nordisk and ICON.

Novo Nordisk is a Denmark-based, global pharmaceutical company largely focused on diabetes and obesity, which together comprise 93% of company revenue. The company typifies an EGC, as it is dominant and innovative, and doing something that is mission-critical in a large and growing global market. Being the most significant player in diabetes care gives Novo Nordisk the focus and resources necessary to develop a pipeline of new drugs. The key to the company’s recent growth, however, is the glucagon-like peptide-1 (GLP-1) class of therapies that essentially mimic a hormone that lets the brain know when one has had enough to eat. Novo Nordisk is the global market leader in the GLP-1 segment, with a 55% market share and the blockbuster drug Wegovy. Wegovy delays gastric emptying (the time it takes for food to leave the stomach), contributing to a feeling of satiety. In one study, it showed that adults taking the drug lost an average 15% of their body weight. GLP-1 drugs are showing promise of promoting overall health beyond weight loss. The SELECT study showed a 20% reduction in major adverse cardiovascular events in obese adults taking Ozempic, another GLP-1 drug. The FLOW study showed that Novo Nordisk GLP-1 treatments stalled the progression of chronic kidney disease. These are large, growing end markets. The obesity market alone was estimated to be $24 billion in 2023 by iQVIA, more than seven times the estimated market size just three years ago. Furthermore, the obesity market is forecasted to double to $50 billion by 2028.

The company reported strong 2023 sales growth of 36% year over year and operating profit growth of 44% year over year, at constant currency. The company expects to grow sales 18% to 26% in 2024 and operating profits to hit 21% to 29% as the supply of GLP-1 drugs improves. In March 2024, the company shared its early and mid-stage pipelines, bolstering the diabetes and obesity markets. We remain excited about the company’s innovations to improve overall patient health.

ICON is an Ireland-headquartered contract research organization (CRO) that provides outsourced development and commercialization services to pharmaceutical and biotech companies globally. Pharmaceutical companies often spend in excess of $1 billion to develop a blockbuster drug. ICON shortens the time to market with its expertise in managing trials and it does so cheaper than pharmaceutical companies can achieve in-house. Given the increasing complexity in the drug-approval process, we think ICON’s services may increase in value over time.

ICON delivered sales growth of 4.9% and adjusted earnings-per-share growth of 8.8% in 2023. The company guided investors to expect revenue growth of 3.4% to 8.4% in 2024 and adjusted earnings growth of 13.4% to 19.6% year over year, supported by continued strength from its large pharma customers. Strong cash flow generation has allowed the company to reduce its leverage following its acquisition of PRA Health Sciences in 2021. As of March 31, 2024, ICON’s net-debt-to-EBITDA ratio was 2.0 vs. 5.2x in 2021 following the acquisition. We remain confident that the company is well positioned to capture the long-term trend in outsourcing.

Performance: Detractors

Among the top detractors to performance in the year ending March 31, 2024, were GMO Payment Gateway and Carl Zeiss Meditec.

GMO Payment Gateway is an online payment-processing company based in Japan that saves time, money and headaches for merchants transacting over the internet. GMO Payment Gateway provides a gateway for online merchants and specializes in non-face-to-face transactions. GMO primarily operates in Japan where the electronic payments market is relatively immature. However, changing regulations and adherence to global standards are helping this industry leader, which is three times the size of the number-two player, penetrate the majority of the market that is not currently using a third-party payment processor like GMO.

GMO grew revenue 25.5% in fiscal year 2023 (ended in September) and grew EBITDA 23.5% year over year. In the December quarter, growth slowed down, as sales and EBITDA increased 20.1% and 16.6% year over year, respectively. Despite these still-strong results, GMO’s stock price experienced volatility. One investor concern is that large projects such as BaaS (bank-as-a-service) support for neobank (digital-only bank) clients and industry-specific applications are taking longer to ramp up. These large projects are gradually becoming a more prominent element of overall earnings. We understand this may lead to temporary lulls such as those seen lately. We take a patient approach and remain excited about the long-term potential of these initiatives.

20www.browncapital.com

The Brown Capital Management International All Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Carl Zeiss Meditec is a German medical-technology company that specializes in providing equipment for eye examinations and treatments for various eye disorders. Its products range from diagnostic retina cameras to devices for laser eye surgery and the treatment of cataracts. Carl Zeiss has market-leading positions in various ophthalmic segments, resulting from innovative products, a customer-centric culture, and an ability to sustain longstanding relationships with healthcare professionals in new and existing markets. Disorders of the eye, such as cataracts, often correlate with age. An aging global population and rising per-capita income are two demographic factors in the company’s favor. Furthermore, the company’s leading position in premium laser surgery in China offers additional runway for growth, especially considering that the prevalence of myopia in China is double that in the U.S. We expect these factors to result in low-teens annual growth rates for Carl Zeiss’s medical equipment over the next several years.

The company reported currency-neutral revenue growth of 10.1% for its fiscal year 2023 (which ends in September). However, EBIT margins disappointed at 16.7%, a 420 basis point decline year over year. After meeting with the company, we think some of the margin decline is from non-structural drivers, such as inventory destocking in China, a high-margin market. (The company had stocked up in 2022 in anticipation of supply-chain disruption, however demand fell short of expectations due to the economic slowdown in China.) Some of the margin decline is also due to elevated investment in R&D, particularly in Carl Zeiss’s long-term strategy for connected devices. With connected devices, data flows seamlessly from a Carl Zeiss diagnostic device to a Carl Zeiss treatment device and helps doctors set up surgery parameters automatically. This connected-device strategy should further differentiate the company from competition over time, underpinning our long-term thesis.

New Additions

There were two companies added to the International All Company Fund in the fiscal year ended March 31, 2024: Mobileye Global and Monday.com.

Mobileye Global is an Israel-headquartered, global, leading provider of advanced driver assisted systems (ADAS) and autonomous-driving technologies and solutions. Mobileye’s EyeQ is a system-on-a-chip that includes perception software for ADAS. Auto manufacturers (original equipment manufacturers, or OEMs) or their primary suppliers (Tier 1 suppliers) connect their systems into Mobileye Global’s EyeQ, which provides commonly known ADAS features like automatic emergency braking, pedestrian detection, surround view, parking assistance, driver-drowsiness detection, and more. In 2023, Mobileye Global sold more than 37 million EyeQ units at an average selling price (ASP) of around $50. This is about a 70% share of the global auto industry’s ADAS. However, we believe that the most excitement for Mobileye comes from the opportunity in fully autonomous driving vehicles.

SAE International (formerly the Society of Automotive Engineers) outlines six levels of driving autonomy, with level zero being no automated driving and level five being full automation without human intervention. Today, Mobileye Global is dominant at level two—partial driving automation. Here the driver is fully attentive, but uses ADAS for things like acceleration, braking and steering, etc. Level three is conditional driving automation, meaning the driver can allow the system to take over driving functions, but the driver is available to take back control of the vehicle as needed. Level three is filled with formidable competitors such as chipmakers Nvidia and Qualcomm, who partner with perception-software companies. The auto industry’s OEMs are now in a pitched battle with new market entrants, namely technology companies that plan to develop electric vehicles with autonomy for either sale to customers or to offer rides as a service. Mobileye Global has a product road map that covers each driving level. Its level-three solution is called SuperVision, with a current ASP of $1,100. Mobileye Global has a total of five auto OEMs that have adopted SuperVision, such as Volkswagen (including the Audi, Bentley, Lamborghini and Porsche brands) and Geely (the owner of a premium Chinese brand). Mobileye Global’s fully autonomous driving system (level five) has an ASP of between $50,000 and $60,000. The pace of adoption will likely be impacted by regulations, safety reviews and the speed at which auto insurers can adapt. We believe Mobileye Global can grow its revenue in the mid-teens on the low end, to much higher, depending on the adoption rate of the higher driving-autonomy levels. We like Mobileye Global’s competitive chances in ADAS and the autonomous driving space.

Monday.com is a leader in the fast-growing workflow-management software space. Think of workflow management as a virtual water cooler with a “single source of truth” for teams across different departments. It integrates systems of records (such as ERP or CRM software) with other tools (email/calendar/storage/communication), and it structures and automates tasks. We think Monday.com saves clients time, money and headaches. It differentiates itself from the competition in flexibility and ease of use. First, Monday.com uses a rather unique schema-less (NoSQL) database architecture. With a schema-less database, one does not have to worry about designing and maintaining a rigid schema that defines the data’s columns, types and constraints. One can change the data structure on the fly without having to migrate or alter existing data. Second, Monday.com has added more verticals to its offerings (such as CRM, HR and DevOps) without compromising ease of use. This allows Monday.com to adopt a “land and expand” strategy, where the adoption often starts with one team (such as marketing/sales) within an organization and expands grassroots more broadly. The company currently serves more than 225,000 customers globally across various industries.

We believe Monday.com’s addressable market is around $33 billion, within which the CRM/marketing vertical represents the most significant near-term opportunity at $24 billion to $26 billion. With one billion knowledge workers globally, we see a long runway for growth for Monday.com.

Annual Report | March 31, 202421

The Brown Capital Management International All Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Deletions

There were three companies eliminated from the Fund during the year ended March 31, 2024: SimCorp, Abcam and Dechra Pharmaceuticals. All three were takeouts.

SimCorp is a Denmark-based provider of fully integrated front-, middle-, and back-office software solutions for asset managers. The company targets clients with assets under management (AUM) of at least $10 billion and had more than 270 clients as of June 2023. In April 2023 the company agreed to be acquired by the Deutsche Boerse Group for 735 Danish kroner per share, an almost 40% premium to the unaffected price. The transaction was closed in the third quarter of 2023.

Abcam is a supplier of antibodies, assays and test kits for both research and clinical uses. Key to the company’s success is its e-commerce site. This gives researchers rapid access to well-documented and validated antibodies. The site also hosts customer reviews, documentation and academic references. Abcam ships to 130 countries, mostly within 24 to 48 hours, saving time and headaches for life-science researchers. The combination of an e-commerce site and long product lifecycles makes Abcam an attractive business model. Abcam was acquired by Danaher at a 39% premium. The deal closed in the fourth quarter of 2023.

Dechra Pharmaceuticals is a U.K.-based animal-health company offering prescription-only medications for companion animals, livestock and equines. Dechra specializes in niche drugs in therapeutic categories such as endocrinology, dermatology, critical care and pain management. These niche drugs target small markets up to $10 million in revenue, saving lives of animals in critical condition while facing less direct competition from larger animal-health companies. Dechra has developed its own direct-to-veterinarian sales strategy which has worked hand-in-hand with its strategy of actively acquiring companies and then rolling out their treatments through Dechra’s distribution network. During the first quarter of 2024, Dechra’s acquisition by EQT Partners was completed and the position was eliminated from the portfolio.

Firm Update

On May 1, 2023, Brown Capital reopened the Small Company Fund to new investors after a decade of it being closed. In addition, on March 31, 2024, we reopened the separately managed account (SMA) vehicle of our Small Company strategy to new investors. We are committed to capping the net new inflows for the strategy at a total of $2 billion from our May 1, 2023, announcement date, at which point we intend to soft close both the SMA and mutual fund vehicles again, depending on market conditions.

On July 1, 2023, Brown Capital celebrated our 40th anniversary, making it appropriate to reflect on just how far the firm has come. Today, Brown Capital is one of the oldest and most respected African American-founded firms in the industry, with $10 billion in assets under management. We have 37 employees, most of whom have been with the firm for years or decades. Encouraging such stability, our firm’s equity ownership is structured as an Employee Stock Ownership Plan, which gives all employees with at least a year of service meaningful long-term equity stakes in the firm. Our firm and our professionals serve as leaders in the community, supporting a large number of important nonprofit organizations and causes. We are honored to mark 40 years of following the original vision of our founder, Eddie Brown.

Finally, on Jan. 1, 2024, we appointed Damien Davis, CFA, to be our chief investment officer, inheriting the role from CEO Keith Lee. This announcement is the second of two appointments that Keith said he would make when he became CEO in January 2022. The first was the appointment of Robert Young III to President in January 2023.

Thank you for your continued support of Brown Capital.

22www.browncapital.com

The Brown Capital Management International All Company Fund

March 31, 2024 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2014. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International All Company Fund (the “Fund”) Investor Class versus the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2024)

	Average Annual Total Returns				Since Inception 5/28/99	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
	1 Year	3 Year	5 Year	10 Year
The Brown Capital Management International All Company Fund - Investor Class	21.29%	0.24%	5.94%	4.21%	4.39%	1.90%	1.25%
The Brown Capital Management International All Company Fund - Institutional Class	21.41%	0.46%	6.18%	4.46%	4.49%	1.64%	1.00%
MSCI EAFE® Index	15.90%	5.31%	7.85%	5.30%	5.15%
Morningstar Foreign Large Growth Category	12.86%	-0.47%	6.71%	5.28%	4.37%
IACF‐Investor Percentile Ranking vs Total Funds in M‐Star Foreign Large Growth Category	10/409	51/390	71/365	84/307	N/A
IACF‐Institutional Percentile Ranking vs Total Funds in M‐Star Foreign Large Growth Category	8/409	49/390	68/365	79/307	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2023. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay in Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 202423

The Brown Capital Management International All Company Fund

March 31, 2024 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

24www.browncapital.com

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 96.08%
9.38%	Australia
	Atlassian Corp. Class A(A)	7,225	$1,409,670
	Cochlear Ltd.	15,070	3,314,561
	REA Group Ltd.	15,735	1,901,751
			6,625,982

6.10%	Canada
	The Descartes Systems Group, Inc.(A)	27,019	2,471,414
	Shopify, Inc. Class A(A)	23,848	1,840,350
			4,311,764

1.54%	China
	Kingdee International Software(A)	549,146	619,525
	Kingsoft Corp. Ltd.	151,643	466,928
			1,086,453

8.01%	Denmark
	Novo Nordisk A/S	25,921	3,304,118
	Novonesis A/S	40,226	2,357,525
			5,661,643

3.71%	France
	Dassault Systemes SE	41,391	1,832,634
	Ipsen SA(A)	6,612	786,812
			2,619,446

7.89%	Germany
	Carl Zeiss Meditec AG	17,616	2,200,788
	Rational AG	1,697	1,462,821
	SAP SE	9,811	1,910,103
			5,573,712

7.53%	Ireland
	Flutter Entertainment plc(A)	9,454	1,867,070
	Icon plc(A)	10,269	3,449,871
			5,316,941

8.86%	Israel
	Check Point Software Technologies Ltd.(A)	6,577	1,078,694
	CyberArk Software Ltd.(A)	9,076	2,410,858
	Mobileye Global, Inc. Class A(A)	50,216	1,614,444
	Monday.com Ltd.(A)	5,116	1,155,551
			6,259,547

1.82%	Italy
	Azimut Holding S.p.A	47,423	1,288,271

Annual Report | March 31, 202425

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 96.08% (continued)
5.91%	Japan
	CyberAgent, Inc.(A)	104,100	$755,065
	GMO Payment Gateway, Inc.(A)	14,600	938,902
	Kakaku.com, Inc.	65,200	789,266
	M3, Inc.	30,700	439,875
	MonotaRO Co. Ltd.(A)	104,300	1,250,525
			4,173,633

5.06%	Netherlands
	ASML Holding NV	2,086	2,007,886
	Wolters Kluwer NV	10,025	1,570,411
			3,578,297

2.47%	New Zealand
	Xero Ltd.(A)	20,115	1,747,546

1.24%	Norway
	Autostore Holdings Ltd.(A)	474,221	872,743

2.94%	Poland
	InPost SA(A)	134,738	2,076,504

1.16%	Spain
	Grifols SA(A)	91,288	821,179

13.06%	Switzerland
	Chocoladefabriken Lindt & Sprüngli AG	100	1,196,430
	Givaudan SA	628	2,796,527
	Partners Group Holding AG	1,396	1,993,733
	Tecan Group AG	3,863	1,601,141
	Temenos Group AG	22,907	1,637,793
			9,225,624

6.43%	United Kingdom
	AJ Bell plc	355,976	1,358,667
	Diageo plc	26,773	988,570
	Ocado Group plc(A)	96,068	551,818
	RELX plc	38,079	1,645,620
			4,544,675

2.97%	Uruguay
	MercadoLibre, Inc.(A)	1,386	2,095,577

96.08%	Total Common Stocks (Cost: $50,504,498)		67,879,537

26www.browncapital.com

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
SHORT TERM INVESTMENT - 3.66%
	First American Treasury Obligations Fund - X Class 5.22%(B) (Cost: $2,583,985)	2,583,985	$2,583,985

99.73%	Total Investments (Cost: $53,088,483)		70,463,522
0.27%	Other assets, net of liabilities		192,029
100.00%	Net Assets		$70,655,551

(A)Non-income producing

(B)Effective 7 day yield as of March 31, 2024

Summary of Investments by Sector
Sector	Percentage of Net Assets	Value
Information Technology	30.47%	$21,527,852
Health Care	22.53%	15,918,346
Industrials	11.33%	8,005,882
Consumer Discretionary	9.91%	7,001,653
Materials	7.29%	5,154,052
Financials	6.57%	4,640,670
Communication Services	4.88%	3,446,082
Consumer Staples	3.09%	2,185,000
Short Term Investment	3.66%	2,583,985
Other assets, net of liabilities	0.27%	192,029
TOTAL	100.00%	$70,655,551

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

See Notes to Financial Statements

Annual Report | March 31, 202427

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Coming into this fiscal year, investors were focused on the darkening economic and geopolitical storm clouds on the horizon: inflation rippling throughout economies; the pressure on the consumer and the possibility of a recession; the war in Ukraine; and ongoing trade tensions with China, among others. The biggest question this year has been how economies, industries and companies fare in a higher interest rate environment. Between the U.S. Federal Reserve, European Central Bank (ECB), and Bank of England (BoE), policy rates rose a combined 14.90 percentage points through the summer of 2023. This global tightening cycle has confounded many economists and their models, as by now, rate increases should have slowed the global economy, or even led to a global recession. In the few countries, such as Germany and the U.K., that saw a technical recession of two consecutive quarters of negative GDP growth, the recession was much shallower than expected. Even though this tightening cycle seems to have ended, there is a common view that interest rates will have to remain at current levels for longer to bring inflation under control globally. Atop the global soft landing, international equity markets performed well in the last year. The International Small Company Fund (Investor shares) returned 14.14% for the fiscal year ended March 31, 2024, 0.79 percentage points ahead of the 13.35% return of the MSCI ACWI Ex US Small Cap Index.

In the International Small Company Fund, we invest in a concentrated collection of what we call Exceptional Growth Companies (EGCs). EGCs save time, lives, money and headaches, or provide an extraordinary value to the consumer. These companies often provide goods and services that their customers consider essential or would rather not do without. When we are assessing whether a company qualifies as an EGC, we use four key investment criteria: durable revenue stream, defendable market position, deliverable growth plan and profitability to fuel growth. What we do not do is forecast interest rates, or inflation, or GDP in countries around the world. That’s because we think EGCs have the wherewithal to grow even in challenging economic cycles.

Focus on fundamentals

To see why we think growth trumps macro in the long run, let’s look at an area in the International Small Company Fund that sits right beneath two of the darkest clouds: higher interest rates and pressure on the consumer. We own three real estate portals—online listings that allow real estate agents to match sellers with potential buyers—in different countries. All of them rely on healthy consumers wanting to buy houses at affordable interest (i.e., mortgage) rates. Those companies include: REA Group, based in Australia and purchased in 2013 when the International Small Company strategy was launched; Rightmove, based in the U.K. and first purchased in the Fund in 2017; and Hemnet Group, based in Sweden and first purchased in 2021 at its initial public offering. These real estate portals are essential to agents and/or sellers, leading to durable revenue streams. While all three businesses have characteristics unique to their home countries, the addressable market is conceptually simple, equaling (# of houses sold) x (price of the houses) x (seller or agent spend on advertising percent). In each market, there is also an opportunity to add commercial transactions and rentals. These companies are market leaders in their respective markets (80%-plus market share) and have extraordinary profitability (minimum operating margins of 45%, minimum returns on equity of 20%, and little to no debt on their balance sheets). This profitability affords flexibility to invest in the businesses during uncertain times, and to provide some economic relief for brokers as needed, with a long-term focus in mind.

So how have these businesses performed during this difficult macro environment? REA grew revenue by 12% between 2021 and 2023 despite overall market-listing volume dropping 4% amid the rate hikes. In the same period, Rightmove grew revenue by 19% despite total housing transactions declining by 31%, according to HM Revenue&Customs. Similarly, Hemnet (discussed in the Contributors section below) saw revenue soar 38% against an 11% drop in the number of published listings. Although not immune to macro turbulence, EGCs like these three companies are mission critical. We think they have a long runway of growth because they save agents time, and they improve price discovery between buyers and sellers, among other services.

Disruptive technology

One of the biggest developments globally this fiscal year was the explosive growth of generative artificial intelligence (GenAI), in particular ChatGPT. ChatGPT is a popular chatbot that interacts with humans in a natural, conversational manner, providing answers, advice and support on a wide range of topics through advanced language-processing capabilities. Beyond conversations, GenAI takes a massive amount of data and generates new content, be it written work, images, music, etc. GenAI has captured the attention of the financial markets, corporate CEOs and consumers alike. According to a July 2023 report by the World Economic Forum and McKinsey & Company, GenAI could add $2.6 trillion to $4.4 trillion to the global economy annually.

AI is not a novel concept to our portfolio companies. For example, biotech company Evotec uses machine learning to generate new antibodies that mimic human antibodies for therapeutic activity. Supply-chain software company Kinaxis has a product, Demand.AI, that forecasts demand by incorporating internal and external data, including weather and sentiment, and aids the company’s customers in automating supply-chain planning.

We are constantly learning more about how companies and industries are leveraging GenAI. One clear conclusion: We are still in the early innings. While smaller companies do not make headlines as first-order beneficiaries of AI, we are seeing early development of use cases of GenAI among our companies. For instance, YouGov, a market-research company, plans to improve YouGov Chat with GenAI to attract new panelists and extract opinions. Nexus, an electronic-health-record software company, is exploring the use of GenAI for medical-text generation. Other companies are recognizing the potential of GenAI to achieve internal productivity gains for knowledge workers. On the darker side, GenAI is also driving cyberattack innovations. CyberArk Software, a network-security company, is further positioning itself to deepen its AI solutions in defense.

28www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Israel-Hamas war

Of course, the biggest geopolitical news this year was the outbreak of war in the Middle East in October. We are moved by the human toll and recognize the strength of feelings about this conflict. Within our Fund, we hold two companies headquartered in Israel: CyberArk, which is discussed below in the Contributors section; and Global-e Online, a software provider for cross-border e-commerce. Together they make up 7.2% of our International Small Company Fund. Both are software firms with broad geographic exposure. We had the opportunity to spend time with each management team during our research trip to Israel in May 2023, prior to the outbreak of war. We are closely monitoring developments, but so far, we think the long-term growth theses of these companies have not changed and we have made no meaningful adjustments to either position.

Team update

As you may be aware, our International Team evolved over the course of the fiscal year. In the third quarter of 2023, two portfolio managers, Kabir Goyal and Dan Boston, departed, each to pursue separate entrepreneurial opportunities. To support the research effort, members of the Mid Company Team—Kayode Aje, Walt Pearson, Kwame Webb and Ed Zane—are working with the International Team by providing research coverage of existing names. As many clients are aware, strategies across Brown Capital all follow the same EGC investment philosophy and team approach, so the Mid Company Team knows our process well. This collaboration has already proven to be a far better and more expedient solution than trying to hire and acclimate portfolio managers from outside the firm. We expect to finalize the go-forward composition of the International Team in the months ahead.

Performance: Contributors

Among the top contributors to performance for the fiscal year ending March 31, 2024, were CyberArk Software and Hemnet Group.

CyberArk Software, an Israeli company, is the leader in the quickly growing Privileged Access Management (PAM) market, which seeks to monitor access and use of computer and network accounts. According to Forrester Research, 80% of security breaches involve privileged credentials. CyberArk helps prevent unauthorized users from gaining access to a company’s most critical assets, such as databases, servers, firewalls and switches. While identity management often works to fend off cyber criminals, PAM works under the assumption that they are already inside the network. PAM minimizes an intruder’s ability to infiltrate a company’s key assets.

CyberArk reported strong full year results, with revenue growing 27% year over year and the company expected to grow revenue 22% to 24% year over year in 2024. The company sees an expanding pool of potential PAM users and success in other areas like cloud security. As CyberArk’s “land and expand” strategy succeeds, the company is evolving from specific products to broader partnerships with its customers. Management has noted “a significant step up in demand” for the platform due to strong PAM adoption, CyberArk’s broadened product portfolio and the trend of customers to consolidate vendors. We remain positive on CyberArk’s long-term growth opportunities.

Hemnet Group is the dominant online property-listing platform in Sweden, with an estimated 90% market share. The company was founded in 1998 by real estate agents and transitioned into an independent company focusing on products and technology to help agents. Like REA Group and Rightmove, Hemnet is introducing new products and services such as premium packages with richer content that should help sustain growth and improve margins.

In 2023, Hemnet grew revenue 13% and EBITDA 17%, year over year. Importantly, Hemnet’s long-term effort to increase the average revenue per listing (ARPL) is succeeding, with ARPL increasing by 37% in 2023. This is a strong indication that the value-added products are being embraced by real estate agents and bodes well for the future.

Performance: Detractors

Among the top detractors to performance for the fiscal year ending March 31, 2024, were Interparfums and Evotec.

InterParfums is a France-based OEM of fine fragrances and colognes on behalf of a marquee list of global brands. The company saves time, money and headaches for its customers by designing, manufacturing, marketing and distributing fragrances. These are products that are often non-core to their client’s business and require a different go-to-market approach. For example, InterParfums developed a cologne and packaging for Montblanc, consistent in quality and style with that brand’s pens, leather goods and watches. This franchise is now about 25% of InterParfums’s revenue.

InterParfums grew net sales by 13% and net income by 15% year over year in 2023. The company’s gross margin of 65.8% and operating margin of 20.1% were below market expectations and reflect a more promotional environment in some markets. In addition, luxury conglomerate Richemont, parent company of the brand Montblanc, appointed a new head of fragrances in September 2023, prompting concerns that there would be changes to the Montblanc relationship. These fears were overblown in our view. Even though some luxury categories are slowing down, we believe InterParfums is relatively resilient, with lower prices, strong brand franchises, and the potential of the recently launched Lacoste fragrance to become meaningful over time.

Annual Report | March 31, 202429

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Evotec, a German company, helps pharmaceutical companies save time and money by accelerating drug discovery and development. The company differentiates itself in high-throughput screening that helps with the significant task of sifting through millions of compounds, providing the starting point of drug discovery and development. Evotec generates revenue in fee-for-service contracts or through partnerships (involving milestone payments and royalties) with biopharmaceutical companies, leveraging the same skill set.

During the first quarter of 2024, Evotec announced that long-term Chief Executive Officer Werner Lanthaler left the company, having made unreported stock sales over a three-year period. The stock price fell 33% in January on the news but has since stabilized. After reviewing the company’s compliance procedures and reporting requirements, we concluded that this event is an exception for the company. Additionally, the firm’s profitability has been limited by increased investments in biologics-manufacturing capacity in the U.S., as well as by supply-chain and energy-price pressures. Further, we expect the costs associated with the new capacity to normalize and Evotec to return to profitability in 2024. Despite the issues raised this quarter, our view on Evotec’s value proposition and long-term growth prospects remains unchanged.

New Additions

We did not add any new holdings to the Fund during the year ended March 31, 2024.

Deletions

Five companies were removed from the portfolio during the fiscal year: Pushpay, SimCorp, Abcam, Videndum and Dechra Pharmaceuticals. Four of the five were takeouts.

Pushpay is a New Zealand-based company that provides donation, administrative and video-streaming systems for the faith sector. The company’s products enable churches to communicate and receive donations from their congregations, especially as online giving and messaging have grown. It serves about 15,000 churches mostly in the U.S. with a potential market of around 300,000.

The company was bought by the Consortium of Sixth Street and BGH Capital at NZ1.42 per share in cash, which is 15.4% higher than Pushpay’s last closing price. The deal was completed in the second quarter of 2023 and the position was eliminated from the portfolio.

SimCorp is a Denmark-based provider of fully integrated front-, middle-, and back-office software solutions for asset managers. The company targets clients with assets under management (AUM) of at least $10 billion and had more than 270 clients as of June 2023. In April 2023, the company agreed to be acquired by the Deutsche Boerse Group at nearly a 40% premium to the unaffected price. The transaction closed on Sept. 29, 2023.

Abcam is a supplier of antibodies, assays and test kits for both research and clinical uses. Key to the company’s success is its e-commerce site. This gives researchers rapid access to well-documented and validated antibodies. The site also hosts customer reviews, documentation and academic references. Abcam ships to 130 countries, mostly within 24 to 48 hours, saving time and headaches for life-science researchers. The combination of an e-commerce site and long product lifecycles makes Abcam an attractive business model. Abcam was acquired by Danaher at a 39% premium. The deal closed in the fourth quarter of 2023.

Videndum is a leading global provider of high-end camera accessories such as tripods, lighting and motion control to photographic and broadcasting markets. Its core brands are often the market leaders within their niches, where performance matters. The company made a series of acquisitions in recent years to target the broader independent-content-creator and livestreaming markets. This strategy has not worked out post-COVID as the trends in these markets proved short-lived, while Videndum’s financial leverage rose. The writers strike in the U.S., although transitory, also severely impacted cash flow generation. We no longer believe Videndum meets our EGC criteria as the company’s fundamentals have changed, and so we sold the position during the fourth quarter of 2023.

Dechra Pharmaceuticals is a U.K.-based animal-health company offering prescription-only medications for companion animals, livestock and equines. Dechra specializes in niche drugs in therapeutic categories such as endocrinology, dermatology, critical care and pain management. These niche drugs target small markets up to $10 million in revenue, saving lives of animals in critical condition while facing less direct competition from larger animal-health companies. Dechra has developed its own direct-to-veterinarian sales strategy which has worked together with its strategy of actively acquiring companies and then rolling out their treatments through Dechra’s distribution network. During the first quarter of 2024, Dechra’s acquisition by EQT Partners was completed. Correspondingly, the position was eliminated from the portfolio. Over our 10-year holding of Dechra, the stock price rose five-fold.

30www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance (Unaudited)March 31, 2024

Firm Update

On May 1, 2023, Brown Capital reopened the Small Company Fund to new investors after a decade of it being closed. In addition, on March 31, 2024, we reopened the separately managed account (SMA) vehicle of our Small Company strategy to new investors. We are committed to capping the net new inflows for the strategy at a total of $2 billion from our May 1, 2023, announcement date, at which point we intend to soft close both the SMA and mutual fund vehicles again, depending on market conditions.

On July 1, 2023, Brown Capital celebrated our 40th anniversary, making it appropriate to reflect on just how far the firm has come. Today, Brown Capital is one of the oldest and most respected African American-founded firms in the industry, with $10 billion in assets under management. We have 37 employees, most of whom have been with the firm for years or decades. Encouraging such stability, our firm’s equity ownership is structured as an Employee Stock Ownership Plan, which gives all employees with at least a year of service meaningful long-term equity stakes in the firm. Our firm and our professionals serve as leaders in the community, supporting a large number of important nonprofit organizations and causes. We are honored to mark 40 years of following the original vision of our founder, Eddie Brown.

Finally, on Jan. 1, 2024, we appointed Damien Davis, CFA, to be our chief investment officer, inheriting the role from CEO Keith Lee. This announcement is the second of two appointments that Keith said he would make when he became CEO in January 2022. The first was the appointment of Robert Young III to President in January 2023.

Thank you for your continued support of Brown Capital.

Annual Report | March 31, 202431

The Brown Capital Management International Small Company Fund

March 31, 2024 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2024)

	Average Annual Total Returns			Since Inception 9/30/15	Total Annual Fund Operating Expenses
	1 Year	3 Year	5 Year
The Brown Capital Management International Small Company Fund - Investor Class	14.14%	-1.44%	7.65%	11.32%	1.31%
The Brown Capital Management International Small Company Fund - Institutional Class	14.37%	-1.23%	7.91%	11.59%	1.06%
MSCI All Country World ex USA Small Cap Index	13.35%	0.85%	6.71%	7.30%
Morningstar Foreign Small/Mid Growth Category	7.94%	-5.05%	4.36%	5.31%
ISCF‐Investor Percentile ranking vs. Total Funds in M‐Star Foreign Small/Mid Growth Category	21/129	20/118	17/118	N/A
ISCF‐Institutional Percentile Ranking vs Total Funds in M‐Star Foreign Small/Mid Growth Category	20/129	18/118	14/118	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2023. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay in Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management International Small Company Fund

March 31, 2024 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,226 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

Morningstar Foreign Small/Mid Growth Category – Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 202433

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 95.95%
12.19%	Australia
	Pro Medicus Ltd.	645,148	$43,617,499
	REA Group Ltd.	896,459	108,347,127
	WiseTech Global Ltd.	1,822,251	111,562,510
			263,527,136

8.79%	Canada
	The Descartes Systems Group, Inc.(A)	1,178,419	107,789,387
	Kinaxis, Inc.(A)	724,198	82,334,718
			190,124,105

0.87%	China
	Kingdee International Software(A)	16,672,492	18,809,248

4.17%	Denmark
	Ambu A/S(A)	5,488,521	90,141,030

15.00%	France
	Esker SA	245,766	49,396,604
	Interparfums SA	1,877,913	105,756,825
	Lectra(B)	2,866,706	100,050,640
	Vusion Group(A)	450,459	69,300,637
			324,504,706

8.69%	Germany
	Evotec SE(A)	4,078,688	63,672,434
	Nexus AG(B)	1,332,628	80,943,087
	Stratec Biomedical AG(B)	998,597	43,309,058
			187,924,579

2.85%	India
	Crisil Ltd.	1,015,679	61,718,308

0.59%	Ireland
	Flutter Entertainment plc(A)	64,749	12,787,280

7.21%	Israel
	CyberArk Software Ltd.(A)	398,529	105,861,258
	Global-E Online Ltd.(A)	1,375,465	49,998,153
			155,859,411

2.42%	Italy
	Azimut Holding S.p.A	1,924,274	52,273,920

34www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value (Note 1)
COMMON STOCKS - 95.95% (continued)
11.05%	Japan
	GMO Payment Gateway, Inc.(A)	584,735	$37,603,351
	Hiday Hidaka Corp.(B)	2,796,733	49,457,354
	Kakaku.com, Inc.	2,285,587	27,667,712
	M3, Inc.	298,421	4,275,830
	SMS Co. Ltd.	2,174,580	37,270,100
	Software Service, Inc.(B)	481,125	40,332,120
	Towa Pharmaceutical Co. Ltd.	2,186,026	42,311,112
			238,917,579

10.84%	Sweden
	Fortnox AB	7,803,705	48,802,318
	Hemnet Group AB	2,916,746	89,322,621
	Mips AB	1,066,542	34,973,489
	Sectra AB	3,166,766	61,285,089
			234,383,517

0.92%	Switzerland
	Partners Group Holding AG	13,922	19,883,058

10.36%	United Kingdom
	AJ Bell plc	13,076,907	49,911,103
	PayPoint plc	3,386,058	20,770,216
	Playtech plc(A)	664,509	3,869,804
	Rightmove plc	6,132,128	42,537,139
	Victrex plc	3,248,691	53,263,279
	YouGov plc	4,253,360	53,683,706
			234,035,247

95.95%	Total Common Stocks (Cost: $1,759,350,801)		2,074,889,124

SHORT TERM INVESTMENT - 4.36%
	First American Treasury Obligations Fund - X Class 5.22%(C) (Cost: $94,339,322)	94,339,322	94,339,322

100.31%	Total Investments (Cost: $1,853,690,123)		2,169,228,446
(0.31%)	Liabilities in excess of other assets		(6,782,203)
100.00%	Net Assets		$2,162,446,243

(A)Non-income producing

(B)Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.

(C)Effective 7 day yield as of March 31, 2024

See Notes to Financial Statements

Annual Report | March 31, 202435

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2024

Summary of Investments by Sector
Sector	Percentage of Net Assets		Value
Business Services	33.55%		$725,793,553
Information/Knowledge Management	31.46%		680,202,628
Medical/Health Care	11.07%		239,433,634
Consumer Related	9.57%		206,844,752
Industrial Products & Systems	7.10%		153,313,920
Miscellaneous	3.20%		69,300,637
Short Term Investment	4.36%		94,339,322
Liabilities in excess of other assets	(0.31%	)	(6,782,203)
TOTAL	100.00%		$2,162,446,243

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

36www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Assets and LiabilitiesMarch 31, 2024

See Notes to Financial Statements

	Small Company Fund	Mid Company Fund	International All Company Fund		International Small Company Fund
Assets:
Unaffiliated Investments, at cost	$1,070,455,834	$55,243,217	$53,088,483		$1,530,333,343
Affiliated Investments, at cost	157,440,643	—	—		323,356,780
Unaffiliated Investments, at value (Note 1)	2,050,128,475	76,096,202	70,463,522		1,855,136,187
Affiliated Investments, at value (Note 1)	113,964,696	—	—		314,092,259
Total Investments, at value (Note 1)	2,164,093,171	76,096,202	70,463,522		2,169,228,446
Foreign Cash, at value	—	—	—		591,448	**
Receivables:
Fund shares sold	2,117,368	154	2,996		6,660,614
Investments sold	4,283,950	—	—		7,786,516	**
Dividends, interest and reclaims, at value	210,193	11,808	223,652	*	4,473,912	**
Prepaid expenses	62,561	31,371	33,293		41,873
Total Assets	2,170,767,243	76,139,535	70,723,463		2,188,782,809
Liabilities:
Payables:
Fund shares redeemed	1,979,418	283	29,137		5,739,604
Investments purchased	6,310,562	—	—		15,180,804	**
Foreign capital gains tax	—	—	—		3,337,783
Unrealized loss on foreign currency spot trades	—	—	—		37,669
Accrued expenses:
Advisory fees (Note 2)	1,832,153	4,412	1,282		1,847,259
Administration, accounting and transfer agent fees (Note 2)	94,827	15,482	15,306		25,430
Professional fees	20,678	14,994	16,458		20,164
12b-1 fees - Investor Class (Note 2)	109,097	2,139	423		34,518
Other expenses	62,002	1,166	5,306		113,335
Total Liabilities	10,408,737	38,476	67,912		26,336,566
Net Assets	$2,160,358,506	$76,101,059	$70,655,551		$2,162,446,243
Net Assets Consist of:
Paid-in-capital	$888,220,948	$56,068,480	$55,971,066		$2,071,113,827
Total distributable earnings	1,272,137,558	20,032,579	14,684,485		91,332,416
Net Assets	$2,160,358,506	$76,101,059	$70,655,551		$2,162,446,243

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$70.13	$13.89	$17.32	(a)	$22.77	(a)
Net Assets	$646,204,500	$10,186,688	$1,931,166		$160,693,555
Shares Outstanding, no par value (unlimited shares authorized)	9,214,365	733,315	111,524		7,058,560
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$73.06	$14.93	$17.52	(a)	$23.26	(a)
Net Assets	$1,514,154,006	$65,914,371	$68,724,385		$2,001,752,688
Shares Outstanding, no par value (unlimited shares authorized)	20,723,903	4,416,240	3,921,884		86,047,446

*At Cost:$221,023 for dividends, interest and reclaims.

**At Cost:$592,240 for foreign cash, $7,783,539 for investments sold receivable, $4,481,569 for dividends, interest and reclaims and $15,075,415 for investments purchased payable.

(a)Redemption price per share may be reduced for any applicable redemption fees. For a description of the possible redemption fees, please see Note 1.

Annual Report | March 31, 202437

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of OperationsFor the Year Ended March 31, 2024

	Small Company Fund	Mid Company Fund	International All Company Fund	International Small Company Fund
Dividends from unaffiliated investments	$2,195,166	$180,311	$618,240	$19,068,848
Dividends from affiliated investments (Note 1)	644,701	—	—	3,624,249
Tax reclaim income from unaffiliated investments	—	—	54,681	639,570
Tax reclaim income from affiliated investments	—	—	—	339,135
Interest	4,978,768	34,791	102,311	3,639,804
Foreign tax withheld from unaffiliated investments	—	—	(118,049)	(2,474,858)
Foreign tax withheld from affiliated investments	—	—	—	(887,166)
Total investment income	7,818,635	215,102	657,183	23,949,582
Expenses:
Advisory fees (Note 2)	32,413,371	480,862	611,819	22,531,030
Fund accounting and administration fees (Note 2)	158,806	160,949	161,251	171,231
Transfer agent fees (Note 2)	1,934,186	23,018	25,495	165,564
Custody fees	408,327	5,638	30,206	587,480
Registration fees	97,915	59,963	64,969	140,574
12b-1 fees - Investor Class (Note 2)	1,507,989	24,121	5,738	405,225
Professional fees	131,971	111,156	115,902	120,880
Trustees’ fees and expenses (Note 7)	72,255	72,891	67,452	72,517
Compliance services fees (Note 2)	13,500	13,583	13,500	13,499
Printing fees	768,121	17,664	23,510	109,028
Other expenses	31,706	3,761	2,483	21,020
Total expenses	37,538,147	973,606	1,122,325	24,338,048
Fees waived by the Advisor - Investor Class (Note 2)	—	(58,270)	(14,534)	—
Fees waived by the Advisor - Institutional Class (Note 2)	—	(314,180)	(422,254)	—
Net expenses	37,538,147	601,156	685,537	24,338,048
Net investment income (loss)	(29,719,512)	(386,054)	(28,354)	(388,466)
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on unaffiliated investments	495,215,710	607,703	(53,239)	(25,134,485)
Net realized gain (loss) on affiliated investments (Note 1)	(131,735,953)	—	—	(14,422,653)
Net realized gain (loss) on foreign currency transactions	—	—	2,847	(45,369)
Net change in unrealized appreciation (depreciation) of unaffiliated investments	(284,076,283)	9,911,280	13,304,728	307,553,587
Net change in unrealized appreciation (depreciation) of affiliated investments (Note 1)	246,199,516	—	—	(11,052,775)
Net change in unrealized appreciation (depreciation) of foreign currency translations	—	—	—	(889)
Net change in unrealized foreign capital gains tax	—	—	—	(2,287,229)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	325,602,990	10,518,983	13,254,336	254,610,187
Net Increase (Decrease) in Net Assets Resulting From Operations	$295,883,478	$10,132,929	$13,225,982	$254,221,721

38www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$(29,719,512)	$(38,129,850)	$(386,054)	$(243,402)
Net realized gain (loss) on investments	363,479,757	270,462,998	607,703	(11,526)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(37,876,767)	(1,396,975,631)	9,911,280	(6,121,553)
Net Increase (Decrease) in Net Assets from Operations	295,883,478	(1,164,642,483)	10,132,929	(6,376,481)
Distributions to Shareholders: (Note 4)
Investor
Distributable earnings	$(63,560,927)	$(91,918,514)	$—	$(867,847)
Return of Capital	—	—	—	(496,162)
	$(63,560,927)	$(91,918,514)	$—	$(1,364,009)
Institutional
Distributable earnings	$(228,001,953)	$(247,202,430)	$—	$(2,153,986)
Return of Capital	—	—	—	(1,231,466)
	$(228,001,953)	$(247,202,430)	$—	$(3,385,452)
Decrease in Net Assets from Distributions	(291,562,880)	(339,120,944)	—	(4,749,461)
Capital Share Transactions:
Shares sold
Investor	93,807,050	159,074,301	1,026,600	459,996
Institutional	556,993,972	1,066,418,835	31,648,414	5,603,484
Reinvested dividends and distributions
Investor	61,714,047	88,775,530	—	1,350,356
Institutional	215,512,218	236,383,164	—	3,383,180
Shares redeemed
Investor	(332,374,131)	(466,692,419)	(2,166,556)	(1,634,192)
Institutional	(1,944,130,891)	(1,428,861,419)	(2,915,148)	(7,353,429)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,348,477,735)	(344,902,008)	27,593,310	1,809,395
Net Increase (Decrease) in Net Assets	(1,344,157,137)	(1,848,665,435)	37,726,239	(9,316,547)
Net Assets:
Beginning of Year	3,504,515,643	5,353,181,078	38,374,820	47,691,367
End of Year	$2,160,358,506	$3,504,515,643	$76,101,059	$38,374,820

Annual Report | March 31, 202439

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Share Information:
Investor Class:
Shares sold	1,326,594	2,061,657	79,689	37,249
Reinvested distributions	968,208	1,346,104	—	126,438
Shares redeemed	(4,765,980)	(6,221,288)	(172,205)	(134,851)
Net Increase (Decrease) in Capital Shares	(2,471,178)	(2,813,527)	(92,516)	28,836
Shares Outstanding, Beginning of Year	11,685,543	14,499,070	825,831	796,995
Shares Outstanding, End of Year	9,214,365	11,685,543	733,315	825,831
Share Information:
Institutional Class:
Shares sold	7,613,977	13,735,130	2,399,896	475,452
Reinvested distributions	3,247,130	3,461,967	—	295,733
Shares redeemed	(26,904,076)	(18,305,670)	(222,877)	(571,658)
Net Increase (Decrease) in Capital Shares	(16,042,969)	(1,108,573)	2,177,019	199,527
Shares Outstanding, Beginning of Year	36,766,872	37,875,445	2,239,221	2,039,694
Shares Outstanding, End of Year	20,723,903	36,766,872	4,416,240	2,239,221

40www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	International All Company Fund				International Small Company Fund
	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$(28,354)		$(7,610)		$(388,466)		$502,146
Net realized gain (loss) on investments and foreign currency	(50,392)		(2,516,306)		(39,602,507)		(166,168,471)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currency	13,304,728		(4,117,498)		294,212,694		(103,635,431)
Net Increase (Decrease) in Net Assets from Operations	13,225,982		(6,641,414)		254,221,721		(269,301,756)
Distributions to Shareholders: (Note 4)
Investor
Distributable earnings	$—		$(25,480)		$—		$—
Institutional
Distributable earnings	$—		$(654,448)		$(190,976)		$(409,763)
Decrease in Net Assets from Distributions	—		(679,928)		(190,976)		(409,763)
Capital Share Transactions:
Shares sold
Investor	795,469		565,878		29,674,781		37,171,840
Institutional	8,352,994		16,322,865		345,753,453		583,378,267
Reinvested dividends and distributions
Investor	—		25,081		—		—
Institutional	—		503,178		156,362		363,523
Shares redeemed
Investor	(1,798,817	)(A)	(425,764	)(A)	(53,323,683	)(A)	(49,578,439	)(A)
Institutional	(13,670,624	)(B)	(14,636,284	)(B)	(718,461,742	)(B)	(752,498,618	)(B)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,320,978)		2,354,954		(396,200,829)		(181,163,427)
Net Increase (Decrease) in Net Assets	6,905,004		(4,966,388)		(142,170,084)		(450,874,946)
Net Assets:
Beginning of Year	63,750,547		68,716,935		2,304,616,327		2,755,491,273
End of Year	$70,655,551		$63,750,547		$2,162,446,243		$2,304,616,327

(A)Includes Redemptions fees of:	$302		$54		$15,040		$35,923
(B)Includes Redemptions fees of:	$1,706		$5,656		$52,964		$63,395

Annual Report | March 31, 202441

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	International All Company Fund		International Small Company Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Share Information:
Investor Class:
Shares sold	51,228	42,148	1,427,231	1,982,185
Reinvested distributions	—	1,876	—	—
Shares redeemed	(114,171)	(32,542)	(2,564,659)	(2,633,016)
Net Increase (Decrease) in Capital Shares	(62,943)	11,482	(1,137,428)	(650,831)
Shares Outstanding, Beginning of Year	174,467	162,985	8,195,988	8,846,819
Shares Outstanding, End of Year	111,524	174,467	7,058,560	8,195,988
Share Information:
Institutional Class:
Shares sold	542,974	1,196,172	16,361,325	30,427,991
Reinvested distributions	—	37,272	6,786	19,336
Shares redeemed	(866,621)	(1,072,336)	(35,560,937)	(39,341,380)
Net Increase (Decrease) in Capital Shares	(323,647)	161,108	(19,192,826)	(8,894,053)
Shares Outstanding, Beginning of Year	4,245,531	4,084,423	105,240,272	114,134,325
Shares Outstanding, End of Year	3,921,884	4,245,531	86,047,446	105,240,272

42www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$70.41	$99.97	$125.17	$83.73	$99.54
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.76)	(0.88)	(1.45)	(1.22)	(1.07)
Net Realized and Unrealized Gain (Loss) on Investments	7.01	(20.90)	(12.90)	52.60	(6.21)
Total from Investment Operations	6.25	(21.78)	(14.35)	51.38	(7.28)
Less Distributions:
Distributions (from capital gains)	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Total distributions	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Net Asset Value, End of Year	$70.13	$70.41	$99.97	$125.17	$83.73

Total Return(b)	9.81%	(21.26%)	(12.41%)	61.30%	(8.55%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$646,205	$822,783	$1,449,535	$2,145,380	$1,722,739
Ratio of Expenses to Average Net Assets(c)	1.31%	1.28%	1.25%	1.24%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.07%)	(1.13%)	(1.20%)	(1.01%)	(1.05%)
Portfolio Turnover Rate	12%	22%	14%	9%	17%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

Annual Report | March 31, 202443

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$72.94	$103.07	$128.45	$85.60	$101.39
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.64)	(0.74)	(1.24)	(1.00)	(0.88)
Net Realized and Unrealized Gain (Loss) on Investments	7.29	(21.61)	(13.29)	53.79	(6.38)
Total from Investment Operations	6.65	(22.35)	(14.53)	52.79	(7.26)
Less Distributions:
Distributions (from capital gains)	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Total distributions	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Net Asset Value, End of Year	$73.06	$72.94	$103.07	$128.45	$85.60

Total Return(b)	10.03%	(21.17%)	(12.23%)	61.61%	(8.37%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,514,154	$2,681,732	$3,903,646	$4,782,245	$2,754,789
Ratio of Expenses to Average Net Assets	1.11%	1.08%	1.05%	1.04%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.87%)	(0.93%)	(1.00%)	(0.81%)	(0.85%)
Portfolio Turnover Rate	12%	22%	14%	9%	17%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

44www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Mid Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$11.89	$16.13	$17.38	$10.52	$11.40
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.10)	(0.10)	(0.17)	(0.12)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	(2.28)	(0.58)	7.43	(0.18)
Total from Investment Operations	2.00	(2.38)	(0.75)	7.31	(0.27)
Less Distributions:
Distributions (from capital gains)	—	(1.18)	(0.50)	(0.45)	(0.61)
Return of capital	—	(0.68)	—	—	—
Total distributions	—	(1.86)	(0.50)	(0.45)	(0.61)
Net Asset Value, End of Year	$13.89	$11.89	$16.13	$17.38	$10.52

Total Return(b)	16.82%	(13.45%)	(4.76%)	69.70%	(3.22%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$10,187	$9,822	$12,854	$13,953	$7,527
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(c)	1.75%	2.06%	1.55%	1.64%	1.84%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.82%)	(0.83%)	(0.90%)	(0.75%)	(0.71%)
Portfolio Turnover Rate	13%	18%	11%	10%	12%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c) Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

Annual Report | March 31, 202445

See Notes to Financial Statements

The Brown Capital Management Mid Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$12.75	$17.08	$18.33	$11.06	$11.93
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.08)	(0.08)	(0.13)	(0.08)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.26	(2.39)	(0.62)	7.80	(0.20)
Total from Investment Operations	2.18	(2.47)	(0.75)	7.72	(0.26)
Less Distributions:
Distributions (from capital gains)	—	(1.18)	(0.50)	(0.45)	(0.61)
Return of capital	—	(0.68)	—	—	—
Total distributions	—	(1.86)	(0.50)	(0.45)	(0.61)
Net Asset Value, End of Year	$14.93	$12.75	$17.08	$18.33	$11.06

Total Return(b)	17.10%	(13.22%)	(4.52%)	70.00%	(2.99%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$65,914	$28,553	$34,827	$29,635	$16,590
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.47%	1.81%	1.30%	1.39%	1.59%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56%)	(0.58%)	(0.66%)	(0.51%)	(0.46%)
Portfolio Turnover Rate	13%	18%	11%	10%	12%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

46www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$14.28	$16.06	$17.51	$12.83	$13.71
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.04)	(0.03)	(0.06)	(0.07)	0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	3.08	(1.60)	(1.26)	5.29	(0.85)
Total from Investment Operations	3.04	(1.63)	(1.32)	5.22	(0.79)
Less Distributions:
Distributions (from net investment income)	—	—	(0.01)	—	(0.09)
Distributions (from capital gains)	—	(0.15)	(0.12)	(0.54)	—
Total distributions	—	(0.15)	(0.13)	(0.54)	(0.09)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	— (b)	— (b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$17.32	$14.28	$16.06	$17.51	$12.83

Total Return(c)	21.29%	(10.06%)	(7.68%)	40.73%	(5.85%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,931	$2,492	$2,618	$3,613	$2,346
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	1.88%	1.90%	1.58%	1.79%	1.91%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25%)	(0.25%)	(0.34%)	(0.42%)	0.42%
Portfolio Turnover Rate	12%	20%	8%	11%	25%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

Annual Report | March 31, 202447

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024	2023		2022	2021	2020
Net Asset Value, Beginning of Year	$14.43	$16.18		$17.59	$12.86	$13.74
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.01)	—	(b)	(0.03)	(0.03)	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	3.10	(1.60)		(1.25)	5.30	(0.86)
Total from Investment Operations	3.09	(1.60)		(1.28)	5.27	(0.76)
Less Distributions:
Distributions (from net investment income)	—	—		(0.01)	—	(0.12)
Distributions (from capital gains)	—	(0.15)		(0.12)	(0.54)	—
Total distributions	—	(0.15)		(0.13)	(0.54)	(0.12)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	— (b)	—	(b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$17.52	$14.43		$16.18	$17.59	$12.86

Total Return(c)	21.41%	(9.80%)		(7.42%)	41.03%	(5.63%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$68,724	$61,259		$66,099	$61,564	$25,969
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.64%	1.64%		1.34%	1.54%	1.66%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03%)	0.00	%(f)	(0.14%)	(0.16%)	0.71%
Portfolio Turnover Rate	12%	20%		8%	11%	25%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

48www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$19.95	$22.05	$25.03	$14.75	$16.76
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.05)	(0.04)	(0.06)	(0.15)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.87	(2.06)	(1.54)	10.62	(1.93)
Total from Investment Operations	2.82	(2.10)	(1.60)	10.47	(1.96)
Less Distributions:
Distributions (from capital gains)	—	—	(1.39)	(0.19)	(0.05)
Total distributions	—	—	(1.39)	(0.19)	(0.05)
Redemption Fees Added to Paid-in Capital (Note1)(a)	— (b)	— (b)	0.01	— (b)	— (b)
Net Asset Value, End of Year	$22.77	$19.95	$22.05	$25.03	$14.75

Total Return(c)	14.14%	(9.52%)	(7.30%)	71.05%	(11.72%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$160,694	$163,538	$195,057	$171,603	$50,516
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	1.31%	1.31%	1.30%	1.32%	1.39%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.31%	1.31%	1.30%	1.32%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25%)	(0.20%)	(0.22%)	(0.68%)	(0.15%)
Portfolio Turnover Rate	15%	19%	8%	18%	4%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

Annual Report | March 31, 202449

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024		2023		2022	2021	2020
Net Asset Value, Beginning of Year	$20.34		$22.43		$25.39	$14.92	$16.91
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(—	)(b)	0.01		0.01	(0.10)	—	(b)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.92		(2.10)		(1.58)	10.76	(1.94)
Total from Investment Operations	2.92		(2.09)		(1.57)	10.66	(1.94)
Less Distributions:
Distributions (from net investment income)	(—	)(b)	(—	)(b)	—	—	(—	)(b)
Distributions (from capital gains)	—		—		(1.39)	(0.19)	(0.05)
Total distributions	(—	)(b)	(—	)(b)	(1.39)	(0.19)	(0.05)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	—	(b)	—	(b)	— (b)	— (b)	—	(b)
Net Asset Value, End of Year	$23.26		$20.34		$22.43	$25.39	$14.92

Total Return(c)	14.37%		(9.30%)		(7.11%)	71.51%	(11.48%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$2,001,753		$2,141,079		$2,560,435	$1,923,391	$693,460
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.06%		1.06%		1.05%	1.07%	1.14%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.06%		1.06%		1.05%	1.07%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.00	%)(d)	0.04%		0.04%	(0.42%)	0.02%
Portfolio Turnover Rate	15%		19%		8%	18%	4%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Less than 0.005%.

50www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management International All Company Fund (“International All Company Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open‐ended management investment company. Each of the Funds in this report are classified as a diversified, open‐end management investment company, as those terms are defined in the 1940 Act. The Funds currently offer Investor Class and Institutional Class Shares.

The primary investment objective of the Small Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of those companies with operating revenues of $500 million or less at the time of initial investment.

The primary investment objective of the Mid Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that have total operating revenues of $500 million to $2.5 billion at the time of initial investment.

The primary investment objective of the International All Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International All Company Fund seeks to achieve its investment objective by investing substantially of its assets in equity securities of non‐U.S. based companies.

The primary investment objective of the International Small Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non‐U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies are allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over‐the‐counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. The Board has appointed the Advisor as valuation designee to be responsible for all fair value determinations for the Funds, pursuant to Rule 2a-5 under the 1940 Act. Fair value pricing may be used, for example, in situations where (i) a security, such as a small‐cap stock, mid‐cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

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The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

Fair Value Measurement

In accordance with GAAP, the Funds use a three‐tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2024:

Small Company Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Common Stocks	$2,115,075,356	$—	$—		$2,115,075,356
Short Term Investment	49,017,815	—	—		49,017,815
Warrants	—	—	—	**	—
Total	$2,164,093,171	$—	$—		$2,164,093,171
Mid Company Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Common Stocks	$75,937,282	$—	$—		$75,937,282
Short Term Investment	158,920	—	—		158,920
Total	$76,096,202	$—	$—		$76,096,202
International All Company Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Common Stocks	$67,879,537	$—	$—		$67,879,537
Short Term Investment	2,583,985	—	—		2,583,985
Total	$70,463,522	$—	$—		$70,463,522
International Small Company Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Common Stocks	$2,074,889,124	$—	$—		$2,074,889,124
Short Term Investment	94,339,322	—	—		94,339,322
Total	$2,169,228,446	$—	$—		$2,169,228,446

*See Schedule of Investments for sector/country classifications.

**The Level 3 Security has zero value.

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The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

As of March 31, 2024, the Small Company Fund held assets in which significant unobservable inputs were used determining fair value (Level 3). These assets were valued at $ — (0.00% of net assets). As the value of the Level 3 security is not material to the financial statements, no additional Level 3 disclosures are presented. There were no transfers in or out of Level 3 securities and the value did not change during the year.

Foreign Currency Translation (International All Company Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/(loss) or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign Currency Spot Contracts (International All Company Fund and International Small Company Fund)

Derivative instruments include foreign currency spot trades. The Funds may enter into such derivative instruments primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a foreign currency spot contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price typically within two business days. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the exchange rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments often involve market risk, credit risk, or both risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may also arise from the possible inability of counterparties to meet the terms of their contracts and from unanticipated movements in currency and securities values and interest rates.

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2024, the Small Company Fund and International Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Small Company Fund

Security Name	Market Value as of March 31, 2023	Purchases	Sales	Market Value as of March 31, 2024	Share Balance as of March 31, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Enfusion Inc.	$51,496,494	$20,621,517	$(16,002,747)	$48,033,058	5,192,763	$—	$(204,142)	$(7,878,064)
Olo, Inc.	72,474,843	6,339,422	(21,531,289)	30,352,327	5,528,657	—	31,217,590	(58,148,239)
OrthoPediatrics Corp.	82,129,117	4,773,964	(20,016,120)	35,579,311	1,220,141	—	(10,434,230)	(20,873,419)
				$113,964,696	11,941,561	$—	$20,579,218	$(86,899,722)
Investments no longer affiliated as of March 31, 2024
Alarm.com Holdings, Inc.	$149,999,218	$—	$(95,305,229)	$103,444,837	1,427,416	$—	$67,729,375	$(18,978,526)
AppFolio Inc.	193,229,930	—	(190,009,106)	121,191,779	491,172	—	47,071,400	70,899,555
Cryoport, Inc.	107,010,336	844,779	(21,504,784)	41,844,393	2,364,090	—	49,211,384	(93,717,322)
Helios Technologies Inc	114,053,218	22,646,334	(49,494,920)	48,370,043	1,082,346	644,701	(39,728,076)	893,487
PROS Holdings, Inc.	74,215,092	—	(72,775,430)	15,124,978	416,322	—	(14,909,206)	28,594,522
Vericel Corp.	113,450,251	—	(71,325,572)	110,060,743	2,115,739	—	71,149,593	(3,213,529)
Xometry, Inc.	47,537,370	4,607,948	(29,788,584)	38,138,144	2,258,031	—	45,095,828	(29,314,418)
				$478,174,917	10,155,116	$644,701	$225,620,298	$(44,836,231)

GRAND TOTAL				$592,139,613	22,096,677	$644,701	$246,199,516	$(131,735,953)

Annual Report | March 31, 202453

The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

International Small Company Fund

Security Name	Market Value as of March 31, 2023	Purchases	Sales	Market Value as of March 31, 2024	Share Balance as of March 31, 2024	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Hiday Hidaka Corp.	$43,722,929	$7,461,294	$(5,672,346)	$49,457,354	2,796,733	$747,675	$3,811,280	$134,197
Lectra	105,620,545	13,214,267	(5,495,082)	100,050,640	2,866,706	1,061,613	(10,111,483)	(3,177,607)
Nexus AG	82,349,528	4,124,659	(5,840,427)	80,943,087	1,332,628	232,232	2,536,235	(2,226,908)
Software Service, Inc.	32,467,563	2,010,896	(1,684,911)	40,332,120	481,125	314,441	8,460,835	(922,263)
Stratec Biomedical AG	63,553,175	7,449,515	(3,713,918)	43,309,058	998,597	720,257	(15,749,642)	(8,230,072)
GRAND TOTAL				$314,092,259	8,475,789	$3,076,218	$(11,052,775)	$(14,422,653)

*Net of reclaims and foreign taxes withheld

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex‐dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex‐dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules. The Funds accrue any taxes withheld from foreign investments by foreign countries. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes. Amounts that may be reclaimed are recorded as receivables and amounts that may not be reclaimed are recorded at the same time as the related income on each income recognition date if the tax rate is fixed and known. When investment income is received net of the tax withheld, a separate realized foreign currency gain or loss is computed on the gross income receivable and the accrued tax expense. If the tax rate is not known or estimable, such expense or receivable is recorded on the date that the net amount is received.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods approved by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex‐date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price, or receive contingent payments, for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

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The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

Foreign Taxes

The International All Company Fund and International Small Company Funds may be subject to taxes imposed by countries in which the invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

Fees on Redemptions

Shares of the International All Company Fund and the International Small Company Fund will be assessed a fee of 2.00% of the redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short‐term trading of shares, and protect long‐term shareholders – the redemption fee is not a sales charge or other fee intended to finance sales or marketing expenses. No redemption fee will be imposed on redemptions initiated by the Funds. Redemption fees are disclosed on the Statements of Changes.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees
Fund	Average Net Assets	Rate	Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Small Company Fund	On all assets	1.00%	1.25%	$—	$—
Mid Company Fund	On all assets	0.75%	0.90%	372,450	—
International All Company Fund	First $100 million	0.90%	1.00%	436,788	—
	Over $100 million	0.75%	1.00%	—	—
International Small Company Fund	On all assets	1.00%	1.15%	—	—

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b‐1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the Mid Company Fund, the International All Company Fund and the International Small Company Fund, 1.25%, 0.90%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively. The Expense Limitation Agreements are in effect until July 31, 2024, and may only be terminated prior to that date by the Advisor and the Board only by mutual written consent.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund, the International All Company Fund, and the International Small Company Fund, or $15 million for the Mid Company Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2025	Expires 2026	Expires 2027
Small Company Fund	$—	$—	$—
Mid Company Fund	213,219	341,694	372,450
International All Company Fund	250,676	368,923	436,788
International Small Company Fund	—	—	—

Administrator, Transfer Agent and Fund Accountant

Pursuant to the Purchase and Sale Agreement dated June 30, 2021 Brown Capital Management Holdings, Inc. (“BCM”) acquired 50.1% of the outstanding shares of Commonwealth Fund Services, Inc. (“CFS”), becoming its majority owner. The remaining 49.9% of the outstanding shares are owned by Stony Point Holdings, LLC (“SPH”). Prior to this transaction SPH owned 100% of CFS. Management and operation of CFS is governed by the Stockholder

Annual Report | March 31, 202455

The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

Agreement between CFS, BCM and SPH dated June 30, 2021. Following the closing of the transaction discussed above, the Board of Trustees (the “Trustees”) of Brown Capital Management Mutual Funds (the “Trust”) approved CFS to serve as the administrator, fund accounting agent and transfer agent to the 4 mutual funds of the Trust. The transition from SS&C ALPS Fund Services, Inc. (“ALPS”), the previous service provider to the 4 mutual funds, to CFS took place on April 4, 2022. Notice of this transaction and change in service provider was provided to the shareholders of the mutual funds by supplement dated October 1, 2021. As compensation for its services to the Trust, fees to CFS are computed daily and paid monthly. For its fees, CFS is paid $125,000 per Fund per year for Administration and Fund Accounting and $12,000 per Fund per year for Regulatory Compliance. Transfer Agency fees are based on the number and type of accounts serviced, subject to an annual minimum of $15,000 per Fund. In addition, the Trust shall reimburse CFS from the assets of each Fund certain reasonable expenses incurred by CFS on behalf of each Fund individually in connection with the performance of the Administration Agreement. For the year ended March 31, 2024, the following fees were paid by the Funds to CFS:

Fund	Fund accounting and administration	Transfer agent
Small Company Fund	$137,000	$1,840,156
Mid Company Fund	137,000	8,068
International All Company Fund	137,000	9,966
International Small Company Fund	137,000	140,417

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. CFS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. CFS is compensated under the Administration Agreement for these services.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b‐1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b‐1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International All Company Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b‐1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b‐1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust

Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

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The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2024, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$373,141,340	$1,974,654,665
Mid Company Fund	35,495,906	8,401,074
International All Company Fund	7,659,635	14,382,107
International Small Company Fund	330,573,498	767,738,651

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and utilization of earnings and profits distributed to shareholders on redemption of shares. For the year ended March 31, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Fund	Paid-in Capital	Total Distributable Earnings
Small Company Fund	$(30,894,468)	$30,894,468
Mid Company Fund	(35,271)	35,271
International All Company Fund	(17,436)	17,436
International Small Company Fund	2,689	(2,689)

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2021-2023 and as of and during the year ended March 31, 2024, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

At March 31, 2024, the tax‐basis cost of investments and unrealized appreciation (depreciation) was as follows:

	Small Company Fund	Mid Company Fund	International All Company Fund	International Small Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$1,067,329,591	$26,075,036	$25,100,355	$564,221,685
Gross unrealized depreciation (excess of tax cost over value)	(156,774,228)	(5,923,008)	(9,532,007)	(271,489,532)
Net appreciation (depreciation) of foreign currency and unrealized foreign capital gains tax	—	—	(265)	(3,827,807)
Net unrealized appreciation (depreciation)	$910,555,363	$20,152,028	$15,568,083	$288,904,346
Cost of investments for income tax purposes	$1,253,537,808	$55,944,174	$54,895,174	$1,876,469,294

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

Annual Report | March 31, 202457

The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

At March 31, 2024, the distributable earnings (accumulated deficits) on a tax basis were as follows:

	Small Company Fund	Mid Company Fund	International All Company Fund	International Small Company Fund
Accumulated Ordinary Income/(Loss)	$—	$—	$—	$—
Accumulated Capital Gain/(Loss)	368,021,205	—	(875,527)	(197,138,095)
Unrealized Appreciation/(Depreciation)	910,555,363	20,152,028	15,568,083	288,904,346
Other Cumulative effect of Timing Differences	(6,439,010)	(119,449)	(8,071)	(433,835)
Total	$1,272,137,558	$20,032,579	$14,684,485	$91,332,416

Under current law, late-year ordinary losses realized after December 31 of a fund’s fiscal year, and specified ordinary losses realized after October 31 of a fund’s fiscal year, may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds elected to defer these losses as follows:

Fund	Late-Year Ordinary Losses	Specified Ordinary Losses
Small Company Fund	$6,439,010	$—
Mid Company Fund	119,449	—
International All Company Fund	—	8,071
International Small Company Fund	—	433,835

As of March 31, 2024, the Funds had capital loss carryforwards. These losses may be carried forward indefinitely. The tax character of these losses is as follows:

Fund	Short Term	Long Term	Total
Small Company Fund	$—	$—	$—
Mid Company Fund	—	—	—
International All Company Fund	202,189	673,338	875,527
International Small Company Fund	32,912,581	164,225,514	197,138,095

Distributions during the fiscal years shown were characterized for tax purposes as follows:

	Small Company Fund		Mid Company Fund		International All Company Fund		International Small Company Fund
Distributions paid from:	Year ended March 31, 2024	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2023
Ordinary income	$—	$—	$—	$—	$—	$116,151	$190,976	$409,763
Realized gains	291,562,880	339,120,944	—	3,021,833	—	563,777	—	—
Return of capital	—	—	—	1,727,628	—	—	—	—
	$291,562,880	$339,120,944	$—	$4,749,461	$—	$679,928	$190,976	$409,763

5. SECTOR RISK

If a fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that fund than would be the case if the fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the fund and increase the volatility of the fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a fund’s portfolio will be adversely affected. As March 31, 2024, 30.48% and 27.30% of the value of the net assets of the Small Company Fund were invested in securities within the Medical/Health Care and Business Services sectors, respectively; 30.47% of the value of the net assets of the International All Company Fund were invested in securities within the Information Technology sector; and 33.55% and 31.46% of the value of the net assets of the International Small Company Fund were invested in securities within the Business Services and Information/Knowledge Management sectors, respectively.

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The Brown Capital Management Mutual Funds

Notes to Financial StatementsMarch 31, 2024

6. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

7. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2024, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Prior to January 1, 2024 each Independent Trustee of the Trust received a $79,000 annual retainer and a $1,500 per meeting fee. Effective as of January 1, 2024, each Independent Trustee of the Trust receives a $87,400 annual retainer and board meeting fees of $27,600 annually. All Trustees and officers are reimbursed for any out‐of‐pocket expenses incurred in connection with attendance at meetings.

8. CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, (either directly or indirectly), more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a fund’s fundamental policies or the terms of the management agreements with the Advisor. At March 31, 2024, one shareholder owned 49.09% of the outstanding shares of the Mid Company Fund.

9. SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to March 31, 2024, the date of these financial statements, through the date these financial statements were issued and, except as noted below, has noted no additional items which require disclosure.

The District Court of Munich – Insolvency Court issued an order on August 25, 2020, to open insolvency proceedings over the assets of Wirecard AG and to appoint the insolvency administrator. The Trust’s series portfolio, the Brown Capital Management International Small Company Fund held shares of Wirecard AG during periods prior to the opening of the insolvency proceeding and during such time the International Small Company Fund received distributions from Wirecard AG. On December 21, 2023, Dr. Michael Jaffe, the insolvency administrator over the assets of Wirecard AG filed a claim against the Trust with respect to its series portfolio, the Brown Capital Management International Small Company Fund. The claim was filed in Germany by the insolvency administrator for Wirecard AG concerning avoidance of dividend payments, plus an amount of interest, that were made to the International Small Company Fund with respect to Wirecard AG’s 2017 and 2018 financial years in the amount of €25,776.40 (plus a defined amount of interest). The Trust intends to participate in the defense of this case and pursuit of any potential claims it may have to the extent the Board of Trustees determines that such participation is in the best interest of shareholders.

Annual Report | March 31, 202459

The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Brown Capital Management Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International All Company Fund and The Brown Capital Management International Small Company Fund (the “Funds”), each a series of Brown Capital Management Mutual Funds, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 27, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

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The Brown Capital Management Mutual Funds

Fund ExpensesMarch 31, 2024 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expense Ratio(a)	Expenses Paid During Period October 1, 2023 to March 31, 2024 (b)
Small Company Fund
Investor
Actual	$1,000.00	$995.34	1.35%	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.35%	$6.81
Institutional
Actual	$1,000.00	$997.62	1.14%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	1.14%	$5.76

Mid Company Fund
Investor
Actual	$1,000.00	$1,099.74	1.15%	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.15%	$5.81
Institutional
Actual	$1,000.00	$1,100.56	0.90%	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	0.90%	$4.55

International All Company Fund
Investor
Actual	$1,000.00	$1,111.58	1.25%	$6.60
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$6.31
Institutional
Actual	$1,000.00	$1,112.16	1.00%	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

International Small Company Fund
Investor
Actual	$1,000.00	$1,094.21	1.31%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.31%	$6.61
Institutional
Actual	$1,000.00	$1,094.65	1.07%	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	1.07%	$5.40

(a)Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b)Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366.

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The Brown Capital Management Mutual Funds

Additional InformationMarch 31, 2024 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 877-892-4226 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds Form N-PORT is available on the SEC’s website at https://www.sec.gov. Information included in the Funds’ N-PORT is also available upon request by calling 877-892-4226.

ANNUAL REVIEW OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International All Company Fund (the “International All Company Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 20, 2024 (the “Meeting”), the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International All Company Fund, the Mid Company Fund, and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board also reported that it met with Counsel prior to the Meeting to discuss the 15c responses and any relevant exhibits provided by the Advisor. It was noted that the Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information on the firm’s operations along with its investment in a mutual fund servicing company, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third-party ranking organization; and (iii) benefits to be realized by the Advisor from its relationship with the Funds, including any potential benefits it could receive from its investment in a mutual fund servicing company that has been hired by the Board to provide transfer agency, fund accounting and administration services to the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

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The Brown Capital Management Mutual Funds

Additional InformationMarch 31, 2024 (Unaudited)

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor serve as Trustees and officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel, including certain changes to the Funds’ portfolio managers in the past year. The Trustees noted the efforts of management of the Advisor to continue to focus on a team-oriented portfolio management style rather than reliance on individual portfolio managers. The Trustees considered strategic initiatives described by the Advisor in its on-going discussions with the Trustees that are intended to benefit the Funds, including the re-opening of the Small Company Fund to new investors in May 2023. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund’s Institutional Class Shares outperformed their Morningstar category average and their benchmark index for the 1-year period ended December 31, 2023, however, the Small Company Fund’s Institutional Class Shares underperformed their Morningstar category average and their benchmark index for the 3-year and 5-year periods ended December 31, 2023. For the 10-year period ended December 31, 2023, the Fund’s Institutional Class Shares underperformed their Morningstar category average and outperformed their benchmark index. The Trustees discussed the Small Company Fund’s recent favorable comparative performance, noting that the Advisor believes that markets moved back to a more normalized environment, which is beneficial to the Adviser’s investment approach. Further, the Advisor noted that the Federal Reserve’s cycle of hiking interest rates appears to be nearing an end as inflation abates, which allows company fundamentals to drive outcomes to a greater extent. Considering the Fund’s longer-term performance, the Trustees noted that the Small Company Fund invests in what the Adviser believes to be exceptional growth companies (EGCs) which have durable revenue streams and healthy balance sheets. According to the Advisor, ECGs do not grow in straight lines as they may have inflection points that lead to sharp fluctuations of growth and profitability.

The Trustees observed that the Mid Company Fund’s Institutional Class Shares outperformed their Morningstar category average and benchmark index for the 1-year period ended December 31, 2023, while the Fund’s Institutional Class Shares underperformed their Morningstar category average and benchmark index for the 3-year and 10-year periods ended December 31, 2023. For the 5-year period ended December 31, 2023, the Mid Company Fund’s Institutional Class Shares outperformed their Morningstar category average, while underperforming their benchmark index. The Trustees discussed the reasons for the Fund’s recent performance. In late 2023, the Advisor maintained positions in certain medical technology companies, as durability and sustainability are hallmarks of ECGs in which the Fund invests. The Trustees noted that the Fund’s portfolio holdings are selected by the Advisor based in part on their ability to withstand threats to their business models. Concerning the Fund’s longer-term performance, the Trustees noted that the Adviser is slow to sell EGCs and the Advisor’s research provides the conviction to stay the course. According to the Advisor, this allows businesses to compound their revenue growth and generate favorable stock returns.

The Trustees observed that the International All Company Fund’s Institutional Class Shares outperformed their Morningstar category average and benchmark indices for the 1-year period ended December 31, 2023. For the 3-year period ended December 31, 2023, the International All Company Fund’s Institutional Class Shares outperformed their Morningstar category average and underperformed their benchmark indices during the period. The Trustees also considered the International All Company Fund’s Institutional Class Shares performance for the 5-year and 10-year periods ended December 31, 2023, noting that the Fund underperformed its Morningstar category average and its MSCI EAFE benchmark index but outperformed the MSCI AC World ex US index. The Trustees discussed the Advisor’s efforts to improve the performance of the International All Company Fund, noting that deep knowledge of the Fund’s EGCs prepared the Fund well for unexpected events such as geopolitical shocks like have been seen in Israel. According to the Advisor, outside of geopolitics, the positive economic environment, with inflation ebbing while employment and consumer spending remain strong, set the stage for a strong finish to 2023. Considering longer-term performance, the Trustees observed that the Advisor seeks to invest for the long-term in high quality growth companies with durable business franchises including EGCs with high return prospects domiciled outside the United States. According to the Advisor, well-researched EGCs can build significant value over time.

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The Brown Capital Management Mutual Funds

Additional InformationMarch 31, 2024 (Unaudited)

The Trustees next observed that the International Small Company Fund’s Institutional Class Shares outperformed its benchmark index and Morningstar category average for the one-year and 5-year periods ended December 31, 2023. For the 3-year period ended December 31, 2023, the Trustees observed that the Fund underperformed its benchmark index while outperforming its Morningstar category average during the period. The Trustees noted that market concerns about inflation and recession risks earlier in the year gave way to enthusiasm about artificial intelligence, the end of central bank interest rate hikes and a soft landing of the U.S. economy, noting that these factors contributed to the market recovery in the fourth quarter of 2023 despite escalating geopolitical tensions from the war unfolding in the Middle East. The Advisor noted that it is beginning to see some early development of use cases of generative artificial intelligence (AI) among the Fund’s portfolio companies. According to the Advisor, its EGC criteria for the Fund include adaptive management teams and a profitable business model. These traits enable companies to invest in the potential of technology like generative AI and provide long-term growth. Considering longer-term performance. the Trustees observed that the Advisor remains committed to investing in EGCs, rooted in fundamental analysis at the individual company level. The Advisor is in the early stages of evaluating as to how different companies and industries are leveraging generative AI.

The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds, except with respect to the Mid Company Fund, whose performance net of fees exceeded that of the Advisor’s Mid Company Composite during the one-year period ended December 31, 2023. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. The Trustees weighed the Funds’ recent performance compared to other mutual funds with similar investment strategies and considered the Advisor’s commitment to managing the Funds within their strategy, the Funds’ most recent one-year performance and longer-term performance, and the resources the Advisor has dedicated to the Funds and concluded that the advisory services provided to the Funds by the Advisor were satisfactory. The Trustees noted the Advisor’s commitment to improving Fund performance and determined to continue to monitor the Funds’ performance. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that they were satisfied with the Advisor’s commitment to improving the Funds’ investment performance and they noted that they would continue to monitor the performance of each of the Funds closely.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; the Advisor’s investment in a mutual fund servicing company which provides administrative services to the Funds; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, noting that an affiliate of the Advisor provides transfer agency, administration and fund accounting services to the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Morningstar category averages.

With respect to the Small Company Fund, the Mid Company Fund, and the International All Company Fund, the Trustees observed that the management fee, the net expense ratio and the gross expense ratio with respect to the Investor Class Shares were higher than the Morningstar category averages. With respect to the International Small Company Fund, the Trustees observed that the management fee, the net expense ratio and the gross expense ratio with respect to the Investor Class Shares were lower than the Morningstar category averages. The Trustees observed that for the Small Company Fund’s Institutional Class Shares, the management fee and the net expense ratio were higher than the Morningstar category averages, while the gross expense ratio equaled the Morningstar category average. For the Mid Company Fund’s Institutional Class Shares, the Trustees observed that the management fee and the gross expense ratio were higher than the Morningstar category averages while the net expense ratio equaled the Morningstar category average. For the International All Company Fund’s Institutional Class Shares, the Trustees observed that the management fee, gross expense ratio and the net expense ratio were higher than the Morningstar category averages. For the International Small Company Fund’s Institutional Class Shares, the Trustees observed that the management fee, gross expense ratio and net expense ratio were lower than the Morningstar category averages.

Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds’ management fee and expenses compared to other similar products. The Trustees also considered the higher management fees paid by the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies as the Funds. It was noted that the higher management fees paid by the Mid Company Fund and International All Company Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International

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The Brown Capital Management Mutual Funds

Additional InformationMarch 31, 2024 (Unaudited)

Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund. The Trustees noted that the Advisor earned a profit with respect to each Fund and that these profits were reasonable when considering the services provided to Fund shareholders.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund, International Small Company Fund and Mid Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund, and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International All Company Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International All Company Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the Mid Company Fund and the International All Company Fund would continue to benefit from their respective expense limitation arrangements until such point where a Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the impact of an affiliated company and its relationship with the Funds; the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Trustees noted that for certain investment strategies, the Advisor may be compensated based on the performance of the account. This may create a conflict of interest between the Funds and the Advisor, as the Advisor may have an incentive to allocate investment opportunities it believes to be the most profitable to client accounts in which it shares investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate. The Trustees considered the Advisor’s purchase of a controlling interest in a mutual fund servicing company that has been hired by the Board to provide transfer agency, administration, and fund accounting services to the Funds. The affiliated servicing company began receiving fees from the Funds in April 2022. It was noted by the Board that the Advisor could receive additional revenues from the fees paid by the Funds to the Advisor’s affiliated servicing company, although the acquisition of the servicing company has had no material impact on the Advisor’s corporate structure or principal business activities. The Trustees discussed the financial impact this may have on the Advisor, noting that based on the information provided by the Advisor, the financial impact from the acquisition of the service company is not expected to be meaningful to the Advisor’s operations for the foreseeable future. The Trustees noted that at this point the Advisor has not received any revenues from the affiliated servicing company with respect to the administrative and other services the affiliated servicing company provides to the Funds, or otherwise from the affiliated servicing companies’ general revenues that are a benefit to the Advisor. The Trustees also considered the Advisor’s representations that since the affiliated servicer began providing transfer agency, administration and fund accounting services to the Funds, the Adviser is confident in its ability to better monitor and control these fees for Fund shareholders over time. The Board noted that services provided to the Funds by the affiliated servicer have been satisfactory, and that the Advisor believes that the fee commitments by the affiliated servicer are expected to have a positive impact on the Funds’ long-term cost structure. They discussed the importance of closely monitoring this conflict to ensure Fund shareholders’ best interests are being served. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible and actual conflicts of interests were satisfactory.

Annual Report | March 31, 202465

The Brown Capital Management Mutual Funds

Additional InformationMarch 31, 2024 (Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

TAX DESIGNATIONS

The Brown Capital Management International All Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

Qualified Dividend Income: 0.00%

Dividend Received Deduction: 0.00%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

Qualified Dividend Income: 0.00%

Dividend Received Deduction: 0.00%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $291,562,880 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $3,620 as ordinary income dividends. Brown Capital Management International Small Company Fund designated $190,976 as ordinary income dividends.

The Brown Capital Management International All Company Fund designates foreign taxes paid in the amount of $118,049 and foreign source income in the amount of $672,921 for federal income tax purposes for the year ended March 31, 2023. The Brown International Small Company Fund designates foreign taxes paid in the amount of $3,362,024 and foreign source income in the amount of $23,671,803 for federal income tax purposes for the year ended March 31, 2024.

PRIVACY NOTICE

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

• Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

• Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Funds’ Privacy Notice is not part of this annual report.

66www.browncapital.com

The Brown Capital Management Mutual Funds

Trustees and OfficersMarch 31, 2024 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. The address of each Trustee and officer, unless otherwise indicated, is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
James H. Speed, Jr., 70	Trustee, Chairman	Since September 2002 Since 2012	Private investor since January 2016; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4

Independent Trustee of the following: Starboard Investment Trust for its eleven series; WST Investment Trust for its one series; Chesapeake Investment Trust for its one series; Centaur Mutual Funds for its two series (all registered investment companies). Member of Board of Directors of Investors Title Company (title insurance company) and M&F Bancorp, Inc. (banking).

Louis G. Hutt, Jr., 70	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm from 1983 to present.	4

Member of Board of Trustees and member (and former Chair) of the Audit Committee of Washington University, St. Louis; and Independent Trustee and Audit Committee Chairman of the Boston Trust Walden Funds (registered investment company).

Claude Z. Demby, 59	Trustee	Since October 2014	President of Cree-LED Business a “Smart Global Holding Company” since March 2021; Senior Vice President and General Manager of LED Business for Cree from December of 2018 to March 2021; Senior Vice President and General Manager of LED Business for Cree since December 2018; Senior Vice President of Strategy and Business Development between 2017 and December 2018; Vice President and General Manager of Semi- Conductor Materials at Cree Inc. from 2014 to 2017; President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to 2014.	4

Member of the Board, Federal Reserve Bank of Richmond- Charlotte Branch; Director, Valour Academy Schools; Chair-Elect Greater Raleigh Chamber of Commerce; and Board Member of EOS Energy Storage; and Board Member of Piedmont Lithium Incorporated.

Annual Report | March 31, 202467

The Brown Capital Management Mutual Funds

Trustees and OfficersMarch 31, 2024 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
Robert L. Young, III, 55	Trustee, President and Principal Executive Officer	Trustee since October 2019; President and Principal Executive Officer since July 2022	President, Brown Capital Management, LLC since January 2023; Managing Director/Head of Marketing and Sales/Client Services, Brown Capital Management, LLC, April 1999 to present.	4	None
Amy Perez Jackson, 48	Trustee, Vice President	Trustee and Vice President since July 2022	Managing Director of Marketing/Client Services, Brown Capital Management, LLC, March 2017 to present.	4	None
* Basis of Interestedness: Ms. Perez Jackson and Mr. Young are considered Interested Trustees because they are officers of Brown Capital Management, LLC, the advisor of the Funds.
Other Officers
John H. Lively, 55	Secretary	Since 2011	Attorney, Practus, LLP (law firm) May 2017 to present.	n/a	n/a
Michael L. Forster, 57	Treasurer, and Principal Financial Officer	Since 2020	Chief Operating Officer and Chief Financial Officer, Brown Capital Management, LLC, January 2020 to present.	n/a	n/a
Julian G. Winters, 55	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2024, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr., Mr. Louis G. Hutt and Mr. Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2023 and March 31, 2024 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountants in connection with the annual audits of the registrant’s financial statements and for services normally provided by the accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2023	2024
The Brown Capital Management Small Company Fund	$14,000	$14,500
The Brown Capital Management International All Company Fund	$12,500	$13,000
The Brown Capital Management Mid Company Fund	$12,500	$13,000
The Brown Capital Management International Small Company Fund	$12,500	$13,000

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2023 and March 31, 2024 for assurance and related services by the Accountants that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2023 and March 31, 2024 for professional services rendered by the Accountants for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2023	2024
The Brown Capital Management Small Company Fund	$3,000	$3,000
The Brown Capital Management International All Company Fund	$3,000	$3,000
The Brown Capital Management Mid Company Fund	$3,000	$3,000
The Brown Capital Management International Small Company Fund	$3,000	$3,000

(d)	All Other Fees –There were no other fees billed by the Accountants, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)	(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountants for each of the last two fiscal years at meetings of the audit and compliance committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit and compliance committee meetings called for such purpose. The charter of the audit and compliance committee states that the committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountants to the registrant for services rendered during the fiscal years ended March 31, 2023 were $12,000 and March 31, 2024 are $12,000. There were no non-audit fees billed by the Accountants for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant. The Brown Capital Management Funds are open-end management investment companies.

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 13.(a)(1).

(a)(2)	Certifications required by Item 13.(a)(2) of Form N-CSR are filed herewith as Exhibit 13.(a)(2).

(a)(3)	Solicitations to purchase securities under Rule 23c-1 under the Act. Not applicable.

(a)(4)	Change in registrant’s independent public account: Not Applicable

(b)	Certifications required by Item 13.(b) of Form N-CSR are filed herewith as Exhibit 13.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III
Trustee, President and Principal Executive Officer

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III
Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: June 7, 2024

By: (Signature and Title)	/s/ Michael L. Forster
Michael L. Forster
Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: June 7, 2024